--------------------------------------------------------------------------------

                         WELLSFORD REAL PROPERTIES, INC.

                                       and

                            WILMINGTON TRUST COMPANY,

                                   as Trustee

                8.25% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES

                                    INDENTURE

                             Dated as of May 5, 2000

--------------------------------------------------------------------------------

                         WELLSFORD REAL PROPERTIES, INC.

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture dated as of May 5, 2000

Trust Indenture
  Act Section                                                  Indenture Section
  -----------                                                  -----------------
310     (a)   (1).......................................              6.10
        (a)   (2).......................................              6.10
        (a)   (3).......................................         Not Applicable
        (a)   (4).......................................         Not Applicable
        (a)   (5).......................................              6.10
        (b)   ..........................................            6.8, 6.10
311     (a)   ..........................................              6.11
        (b)   ..........................................              6.11
312     (a)   ..........................................            4.1, 4.2
        (b)   ..........................................              4.2
        (c)   ..........................................               4.2
313(a)(1) -   (5) & (7) (8).............................              6.6
        (a)   (6).......................................         Not Applicable
        (b)   (1).......................................         Not Applicable
        (b)   (2).......................................              6.6
        (c)   ..........................................              6.6
        (d)   ..........................................              6.6
314(a)  (1) - (3).......................................              4.3
      (a(4)   ..........................................              3.4
      (b)     ..........................................         Not Applicable
      (c(1)   ..........................................              2.6
      (c(2)   ..........................................              2.6
      (c(3)   ..........................................         Not Applicable
      (d)     ..........................................         Not Applicable
      (e)     ..........................................              14.5
      (f)     ..........................................         Not Applicable
315(a)        ..........................................              6.1
      (b)     ..........................................              6.5
      (c)     ..........................................              6.1
      (d)     ..........................................              6.1
      (d)(1)  ..........................................              6.1
      (d)(2)  ..........................................              6.1
      (d)(3)  ..........................................              6.1

Trust Indenture
  Act Section                                                  Indenture Section
  -----------                                                  -----------------
      (e)     ..........................................              5.10
316(a)        ..........................................              7.4
      (a(1)(A)..........................................              5.8
      (a(1)(B)..........................................            5.1, 5.9
      (a)(2)  ..........................................         Not Applicable
      (b)     ..........................................              5.6
      (c)     ..........................................              7.1
317(a)(1)     ..........................................              5.2
      (a)(2)  ..........................................              5.2
      (b)     ..........................................              3.3
318(a)        ..........................................             14.7

----------

Note:This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

ARTICLE I         DEFINITIONS..................................................1
   Section  1.1   Certain Terms Defined........................................1

ARTICLE II        THE CONVERTIBLE DEBENTURES..................................10
   Section  2.1   Designation and Principal Amount............................10
   Section  2.2   Maturity....................................................10
   Section  2.3   Form and Payment............................................11
   Section  2.4   Exchange and Registration of Transfer of Convertible
                  Debentures; Restrictions on Transfers; Depositary...........11
   Section  2.5   Interest....................................................15
   Section  2.6   Authentication and Delivery of Convertible Debentures.......16
   Section  2.7   Execution of Convertible Debentures.........................17
   Section  2.8   Certificate of Authentication...............................17
   Section  2.9   Denomination and Date of Convertible Debentures;
                  Payments of Interest........................................18
   Section  2.10  Registration, Transfer and Exchange.........................19
   Section  2.11  Mutilated, Defaced, Destroyed, Lost and Stolen Convertible
                  Debentures..................................................21
   Section  2.12  Cancellation of Convertible Debentures......................22
   Section  2.13  Temporary Convertible Debentures............................22

ARTICLE III       COVENANTS OF THE COMPANY....................................23
   Section  3.1   Payment of Principal and Interest...........................23
   Section  3.2   Offices for Payment, etc....................................23
   Section  3.3   Paying Agents...............................................23
   Section  3.4   Written Statement to Trustee................................24
   Section  3.5   Limitation on Dividends.  ..................................24
   Section  3.6   Covenants as to WRP Trust...................................25
   Section  3.7   Existence...................................................25

ARTICLE IV        HOLDERS OF CONVERTIBLE DEBENTURES LISTS AND
                  REPORTS BY THE COMPANY AND THE TRUSTEE......................25
   Section  4.1   Company to Furnish Trustee Information as to Names and
                  Addresses of Holders of Convertible Debentures..............25
   Section  4.2   Preservation and Disclosure of Holders of Convertible
                  Debentures Lists............................................26
   Section  4.3   Reports by the Company......................................27

                                                                            Page
                                                                            ----

ARTICLE V         REMEDIES OF THE TRUSTEE AND HOLDERS OF
                  CONVERTIBLE DEBENTURES ON EVENT OF DEFAULT .................28
   Section  5.1   Event of Default Defined; Acceleration of Maturity;
                  Waiver of Default...........................................28
   Section  5.2   Collection of Indebtedness by Trustee; Trustee May
                  Prove Debt .................................................31
   Section  5.3   Application of Proceeds.....................................33
   Section  5.4   Restoration of Rights on Abandonment of Proceedings.........33
   Section  5.5   Limitations on Suits by Holders of Convertible Debentures...34
   Section  5.6   Unconditional Right of Holders of Convertible Debentures
                  to Institute Certain Suits..................................34
   Section  5.7   Powers and Remedies Cumulative; Delay or Omission Not
                  Waiver of Default...........................................34
   Section  5.8   Control by Holders of Convertible Debentures................35
   Section  5.9   Waiver of Past Defaults.....................................35
   Section  5.10  Right of Court to Require Filing of Undertaking to Pay
                  Costs ......................................................36
   Section  5.11  Suits for Enforcement.......................................36
   Section  5.12  Unconditional Right of Holders to Receive Principal
                  and Interest and to Convert.................................36

ARTICLE VI        CONCERNING THE TRUSTEE......................................37
   Section  6.1   Duties of the Trustee.......................................37
   Section  6.2   Rights of Trustee...........................................38
   Section  6.3   Individual Rights of Trustee................................39
   Section  6.4   Trustee's Disclaimer........................................39
   Section  6.5   Notice of Defaults..........................................39
   Section  6.6   Reports by Trustee to Holders...............................39
   Section  6.7   Compensation and Indemnity..................................40
   Section  6.8   Replacement of Trustee......................................40
   Section  6.9   Successor Trustee by Merger.................................41
   Section  6.10  Eligibility; Disqualification...............................41
   Section  6.11  Preferential Collection of Claims Against Company...........41

ARTICLE VII       CONCERNING THE HOLDERS OF CONVERTIBLE DEBENTURES............42
   Section  7.1   Evidence of Action Taken by Holders of Convertible
                  Debentures .................................................42
   Section  7.2   Proof of Execution of Instruments...........................42
   Section  7.3   Holders to be Treated as Owners.............................42
   Section  7.4   Convertible Debentures Owned by Company Deemed Not
                  Outstanding.................................................42
   Section  7.5   Right of Revocation of Action Taken.........................43

ARTICLE VIII      SUPPLEMENTAL INDENTURES.....................................43

                                                                            Page
                                                                            ----

   Section  8.1   Supplemental Indentures Without Consent of Holders of
                  Convertible Debentures......................................43
   Section  8.2   Supplemental Indentures With Consent of Holders of
                  Convertible Debentures......................................44
   Section  8.3   Effect of Supplemental Indenture............................45
   Section  8.4   Documents to Be Given to Trustee............................46
   Section  8.5   Notation on Convertible Debentures in Respect of
                  Supplemental Indentures.....................................46

ARTICLE IX        CONSOLIDATION, MERGER, SALE OR CONVEYANCE ..................46
   Section  9.1   Company May Consolidate, etc., on Certain Terms.............46
   Section  9.2   Successor or Substituted....................................47
   Section  9.3   Opinion of Counsel to Trustee...............................47

ARTICLE X         REDEMPTION OF THE CONVERTIBLE DEBENTURES ...................47
   Section  10.1  Tax Event Redemption........................................47
   Section  10.2  Optional Redemption by Company..............................48
   Section  10.3  No Sinking Fund.............................................52
   Section  10.4  Election to Redeem; Notice of Redemption; Partial
                  Redemptions ................................................52
   Section  10.5  Payment of Convertible Debentures Called for Redemption.....53
   Section  10.6  Exclusion of Certain Convertible Debentures from
                  Eligibility for Selection for Redemption....................54
   Section  10.7  Required Redemption.........................................54

ARTICLE XI        CONVERSION OF CONVERTIBLE DEBENTURES........................55
   Section  11.1  Conversion Rights...........................................55
   Section  11.2  Conversion Procedures.......................................55
   Section  11.3  Conversion Price Adjustments................................57
   Section  11.4..............................................................61
   Section  11.5  Trustee Not Responsible for Determining Conversion Price or
                  Adjustments.................................................61
   Section  11.6  Reservation of Common Shares................................62
   Section  11.7  Payment of Certain Taxes upon Conversion....................62
   Section  11.8  Nonassessability............................................62

ARTICLE XII       SUBORDINATION OF CONVERTIBLE DEBENTURES.....................62
   Section  12.1  Convertible Debentures Subordinate to Senior Indebtedness...62
   Section  12.2  Payment Over of Proceeds upon Dissolution, Etc..............62
   Section  12.3  Prior Payment to Senior Indebtedness upon Acceleration of Convertible Debentures...................................64
   Section  12.4  No Payment When Senior Indebtedness in Default..............64
   Section  12.5  Payment Permitted in Certain Situations.....................64

                                                                            Page
                                                                            ----

   Section  12.6  Subrogation to Rights of Holders of Senior Indebtedness.....65
   Section  12.7  Provisions Solely to Define Relative Rights.................65
   Section  12.8  Trustee to Effectuate Subordination.........................66
   Section  12.9  No Waiver of Subordination Provisions.......................66
   Section  12.10 Notice to Trustee...........................................66
   Section  12.11 Reliance on Judicial Order or Certificate of
                  Liquidating Agent ..........................................67
   Section  12.12 Trustee Not Fiduciary for Holders of Senior Indebtedness....67
   Section  12.13 Rights of Trustee as Holder of Senior Indebtedness;
                  Preservation of Trustee's Rights............................67
   Section  12.14 Article Applicable to Paying Agents.........................68
   Section  12.15 Certain Conversions Deemed Payment..........................68
   Section  12.16 Further Subrogation.........................................68

ARTICLE XIII      EXPENSES....................................................69
   Section  13.1  Payment of Expenses.........................................69
   Section  13.2  Payment Upon Resignation or Removal.........................69

ARTICLE XIV       MISCELLANEOUS PROVISIONS....................................70
   Section  14.1  Incorporators, Shareholders, Officers and Directors of
                  Company Exempt from Individual Liability....................70
   Section  14.2  Provisions of Indenture for the Sole Benefit of Parties
                  and Holders of Convertible Debentures.......................70
   Section  14.3  Right to Assign; Successors and Assigns Bound by Indenture..70
   Section  14.4  Notices and Demands on Company, Trustee and Holders of
                  Convertible Debentures......................................70
   Section  14.5  Officers' Certificates and Opinions of Counsel;
                  Statements to Be Contained Therein..........................71
   Section  14.6  Payments Due on Saturdays, Sundays and Holidays.............72
   Section  14.7  Conflict of Any Provision of Indenture with Trust
                  Indenture Act ..............................................72
   Section  14.8  Delaware Law to Govern......................................72
   Section  14.9  Counterparts................................................73
   Section  14.10 Effect of Headings; Gender..................................73
   Section  14.11 Acceptable Counsel..........................................73

                                                                            Page
                                                                            ----

EXHIBITS

Exhibit A   Specimen Copy of 8.25% Convertible Junior Subordinated Debentures

     THIS INDENTURE, dated as of May 5, 2000, between WELLSFORD REAL PROPERTIES, INC., a Maryland corporation (the"Company"), and WILMINGTON TRUST COMPANY (the "Trustee").

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, the Company desires and has requested the Trustee to join it in the execution and delivery of this Indenture in order to establish and provide for the issuance by the Company of convertible debentures designated as its 8.25% Convertible Junior Subordinated Debentures (the "Convertible Debentures"), a specimen copy of which is attached hereto as Exhibit A, on the terms set forth herein;

     WHEREAS, WRP Convertible Trust I, a Delaware statutory business trust ("WRP Trust" or the "Trust"), has offered to ERP Operating Limited Partnership, an Illinois limited partnership, in a private placement of $25,000,000 aggregate liquidation amount of its 8.25% Convertible Trust Preferred Securities (the "Convertible Preferred Securities"), representing undivided beneficial interests in the assets of the Trust, and proposes to invest the proceeds from such offering, together with the proceeds of the issuance and sale by the Trust to the Company of $775,000 aggregate liquidation amount of its 8.25% Convertible Trust Common Securities, in $25,775,000 aggregate principal amount of the Convertible Debentures; and

     WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, have been done.

     NOW, THEREFORE:

     There is hereby established the terms of the Convertible Debentures to be issued under this Indenture, which shall be as set forth herein and in the form of Convertible Debentures attached hereto as Exhibit A, and in consideration of the premises and the purchase and acceptance of the Convertible Debentures by the holders thereof, the Company mutually covenants and agrees with the Trustee, for the equal and proportionate benefit of all holders of the Convertible Debentures, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or the definitions of which in the Securities Act of 1933, as amended (the "Securities Act"), are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, as supplemented and amended from time to time, and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

     "Additional Sums" shall have the meaning set forth in Section 2.5(d).

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Applicants" has the meaning specified in Section 4.2(b).

     "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

     "Business Day" means any day other than a Saturday, Sunday, or any other day on which banking institutions in New York, New York or Wilmington, Delaware are permitted or required by any applicable law to close.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, units representing interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, including, with respect to partnerships, limited liability companies and business trusts, partnership interests (whether general or limited), membership interests, beneficial interests and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, limited liability company or business trust, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

     "Closing Price" with respect to any security on any day means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the American Stock Exchange, or, if such security is not listed or admitted to trading on the American Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any American Stock Exchange member firm selected from time to time by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Company.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, as amended, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Common Securities" means undivided beneficial interests in the assets of the WRP Trust which rank pari passu with the Convertible Preferred Securities issued by the WRP Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of the Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of holders of the Convertible Preferred Securities.

     "Common  Securities   Guarantee"  means  the  Common  Securities  Guarantee
Agreement dated as of May 5, 2000 by the Guarantor.

     "Common Shares" includes shares of common stock, $.01 par value per share, of the Company.

     "Company" means Wellsford Real Properties, Inc., a Maryland corporation, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Convertible Debenture" or "Convertible Debentures" has the meaning stated in the first recital of this Indenture and more particularly means any Convertible Debentures authenticated and delivered under this Indenture.

     "Convertible Preferred Securities" has the meaning specified in the recitals to this Indenture.

     "Conversion Agent" has the meaning assigned thereto in the Declaration.

     "Conversion Date" has the meaning specified in Section 11.2(a).

     "Conversion Price" has the meaning set forth in Section 11.1.

     "Conversion Shares" has the meaning set forth in Section 11.3(c).

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration.

     "Coupon Rate" has the meaning specified in Section 2.5(a).

     "Declaration" means the Declaration of Trust of WRP Convertible Trust I, a Delaware statutory business trust, dated as of May 5, 2000.

     "Debt" of a Person means, all indebtedness of such Person which is for money borrowed.

     "defaulted interest" has the meaning specified in Section 2.9.

     "Delaware Trustee" has the meaning specified in the Declaration.

     "Distribution Date" has the meaning set forth in Section 11.3(c).

     "Dollar" means the coin or currency of the United States of America which as of the time of payment is legal tender for the payment of public and private debts.

     "ERPLP" means ERP Operating Limited Partnership, an Illinois limited partnership.

     "Event of Default" has the meaning specified in Section 5.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Guarantor" means the Company in its capacity as guarantor under any Trust Securities Guarantees.

     "Holder" or "Holder of Convertible Debentures" or other similar terms mean the person in whose name such Convertible Debenture is registered in the Security Register.

     "incur"  means  to  issue,  incur,   assume,   guarantee,   become  liable,
contingently or otherwise, with respect to, or otherwise become responsible for the payment of, any Debt.

     "Indenture" means this instrument as originally executed and delivered or as it may from time to time be amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of the Convertible Debentures appearing as Exhibit A to this instrument.

     "Institutional Trustee" has the meaning specified in the Declaration.

     "Interest  Payment  Date,"  when  used  with  respect  to  any  Convertible
Debenture, means the Stated Maturity of an installment of interest on such Convertible Debenture, which date shall fall on the fifteenth day of January, April, July and October of each year.

     "Interest Period" has the meaning set forth in Section 2.5(a).

     "Issuance Date" has the meaning set forth in Section 2.5(a).

     "Lien" means any mortgage or deed of trust, pledge, assignment, security interest, lien, charge, or other encumbrance or preferential arrangement (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Maturity" when used with respect to any Convertible Debenture means the date on which the principal of such Convertible Debenture or an installment of principal becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Maturity Date" means the date on which the Convertible Debentures mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon including Additional Sums, if any.

     "Ministerial Action" has the meaning specified in Section 10.1(a).

     "90-Day Period" has the meaning specified in Section 10.1(a).

     "Notice of Conversion" has the meaning specified in Section 11.2(a).

     "Offeror" has the meaning specified in Section 2.4(c).

     "Officers' Certificate" means a certificate signed on behalf of the Company by the Chairman of the Board of Trustees or any vice chairman or the president or any vice president and by the chief financial officer, the treasurer, the controller, any assistant treasurer, the secretary or any assistant secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 14.5.

     "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of or counsel to the Company, and who shall be reasonably acceptable to the Trustee. Each Opinion of Counsel shall include the statements provided for in Section 14.5, if and to the extent required hereby.

     "Optional Redemption Price" has the meaning specified in Section 10.2.

     "Outstanding" when used with reference to Convertible Debentures, subject to the provisions of Section 7.4, means, as of any particular time, all Convertible Debentures authenticated and delivered under this Indenture, except:

          (a) Convertible Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Convertible Debentures, or portions thereof, for the payment or redemption of which moneys in the necessary amount and in the required currency shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Convertible Debentures (if the Company shall act as its own Paying Agent), provided that if such Convertible Debentures, or portions thereof, are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Convertible Debentures that have been paid pursuant to Section 2.11, converted into Common Shares pursuant to Article XI, or in exchange for or in lieu of which other Convertible Debentures have been authenticated and delivered pursuant to the Indenture (except with respect to any such Convertible Debenture as to which proof satisfactory to the Trustee and the Company is presented that such Convertible Debenture is held by a person in whose hands such Convertible Debenture is a legal, valid and binding obligation of the Company).

     "Paying Agent" means any Person (which may include the Company) authorized by the Company to pay the principal of or interest, if any, on any Convertible Debenture on behalf of the Company.

     "Persons" or "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Convertible Debentures, means the place or places where the principal of and interest, if any, on the Convertible Debentures are payable as specified pursuant to Section 3.2.

     "Predecessor Convertible Debenture" of a Convertible Debenture means every previous Convertible Debenture evidencing all or a portion of the same debt as that evidenced by such Convertible Debenture; and, for the purposes of this definition, a Convertible Debenture authenticated and delivered under Section
2.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Convertible Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Convertible Debenture.

     "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement dated as of May 5, 2000 between the Guarantor and Wilmington Trust Company, as Preferred Guarantee Trustee.

     "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "principal" whenever used with reference to the Convertible Debentures or any Convertible Debenture or any portion thereof, shall be deemed to include "and premium, if any."

     "QIB"  or   "Qualified   Institutional   Buyer"   shall   mean   "Qualified
Institutional Buyer" as such term is defined in Rule 144A under the Securities Act.

     "record date" has the meaning specified in Section 2.9.

     "Redemption Price" has the meaning specified in Section 10.1(a).

     "Registrar" has the meaning specified in Section 2.10.

     "Regular Trustees" has the meaning specified in the Declaration.

     "Regulation S" means Regulation S under the Securities Act.

     "Representative" means (a) the indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative
(i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

     "Responsible Officer" when used with respect to the Trustee means any officer within the corporate trust department (or any successor department) of the Trustee including any vice president, assistant vice president, assistant secretary, senior trust officer, trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

     "Restricted Convertible Debenture" has the meaning specified in Section 2.4(a).

     "Rights" has the meaning specified in Section 11.3(c).

     "Rule 144" means Rule 144 under the Securities Act.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Sales Notice" has the meaning specified in Section 2.4(c).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Security Register" has the meaning specified in Section 2.10.

     "Senior Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (a) indebtedness of the Company for money borrowed (but excluding trade accounts payable arising in the ordinary course of business) under any credit agreements, notes, guarantees or similar documents and (b) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of the Company for reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction; (v) all obligations of the Company (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreements or other similar instruments or agreements or foreign currency hedge, exchange, purchase or similar instruments or agreements;
(vi) all obligations of the types referred to in clauses (i) through (v) of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the types referred to in clauses (i) through (vi) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company, except for any such indebtedness that is by its terms subordinated to or pari passu with the Convertible Debentures. Such Senior Indebtedness shall continue to be Senior Indebtedness irrespective of any deferrals, renewals, extensions or refundings of, or amendments, modifications, supplements or waivers of any term of such Senior Indebtedness.

     "Stated Maturity" when used with respect to any Convertible Debenture or any installment of principal thereof or interest thereon, means the date on which the principal of such Convertible Debenture or such installment of principal or interest is due and payable in accordance with the terms thereof, including, with respect to interest, each Interest Payment Date.

     "Subsidiary" means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of the outstanding Capital Stock (or other interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, general partners, managers, managing members, managing partners or trustees thereof or, if such persons are not elected, to vote on any matter that is submitted to the vote of all persons holding ownership interests in such entity, is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries or (iii) one or more Subsidiaries.

     "Trading Day" shall mean a day on which any securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

     "Transfer Restriction Termination Date" means the earlier of the first date on which (i) the Convertible Preferred Securities, the Convertible Debentures and any Common Shares issued or issuable upon the conversion or exchange thereof (other than (A) such securities acquired by the Company or any Affiliate thereof since the Issue Date of the Convertible Preferred Securities and (B) Common Shares issued upon the conversion or exchange of any such security described in clause (A) above) may be sold pursuant to Rule 144(k) (or any successor provision) and (ii) all of such Convertible Preferred Securities, Convertible Debentures and/or Common Shares shall have been sold pursuant to an effective registration statement.

     "Trust" or "WRP Trust" means WRP Convertible Trust I, a Delaware statutory business trust.

     "Trust  Indenture  Act" or "TIA" (except as otherwise  provided in Sections
8.1 and 8.2) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed.

     "Trust   Securities"  means  the  Common  Securities  and  the  Convertible
Preferred Securities of WRP Trust.

     "Trust Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

     "Trustee" means the Person identified as "Trustee" in the first paragraph hereof until a successor Trustee shall have become such pursuant to the provisions hereof, and thereafter, "Trustee" shall mean or include each Person who is then a Trustee hereunder.

     "United States of America" or "United States" means the United States of America (including the states and the District of Columbia), its territories, possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

     "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state or political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its sources or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the Trust.

     "vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."

                                   ARTICLE II

                           THE CONVERTIBLE DEBENTURES

     Section 2.1 Designation and Principal Amount. There are hereby authorized Convertible Debentures designated the "8.25% Convertible Junior Subordinated Debentures," in aggregate principal amount of at least $25,775,000 plus any additional Convertible Debentures issuable pursuant to Section 2.5(c) hereof and any additional Convertible Debentures issuable pursuant to the Trust Securities Guarantees, which amount shall be as set forth in any written order of the Company for the authentication and delivery of Convertible Debentures pursuant to Section 2.6 of this Indenture. In the event that additional Convertible Debentures are issued pursuant to the Trust Securities Guarantees, such additional Convertible Debentures will be issued in replacement of the initially issued Convertible Debentures not distributed as provided for in the Trust Securities Guarantees, and such initially issued Debentures shall be deemed automatically canceled and retired. The Trustee agrees to promptly deliver to the Company and cancel any of the Convertible Debentures originally issued hereunder or any replacements or substitutions therefor (which come into the possession of the Trustee) the failure of which to not distribute to the Holders of Preferred Securities or Common Securities resulted in the issuance of additional Convertible Debentures pursuant to the aforesaid Trust Securities Guarantees.

     Section 2.2 Maturity. The Maturity Date is May 4, 2022.


     Section 2.3 Form and Payment.

     (a) Except as provided in Section 2.6, the Convertible Debentures shall be issued in fully registered certificated form, without coupons, in denominations of $25.00 in principal amount and integral multiples thereof. Principal and interest on the Convertible Debentures issued in certificated form will be payable, the transfer of such Convertible Debentures will be registrable and such Convertible Debentures will be exchangeable for Convertible Debentures bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of any Convertible Debentures is the Institutional Trustee, the payment of the principal of and interest (including Additional Sums, if any) on such Convertible Debentures held by the Institutional Trustee will be made in immediately available funds at such place and to such account as may be designated by the Institutional Trustee.

     (b) The Convertible Debentures are subject to the terms set forth in this Indenture including, without limitation, Exhibit A hereto, the terms of which are hereby incorporated in their entirety by reference.

     (c)  The   Convertible   Debentures   and  the  Trustee's   Certificate  of
Authentication to be endorsed thereon are to be substantially in the form of Exhibit A to this Indenture.

     (d) The definitive Convertible Debentures shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Convertible Debentures, as evidenced by their execution of such Convertible Debentures.

     Section  2.4  Exchange  and   Registration   of  Transfer  of   Convertible
Debentures; Restrictions on Transfers; Depositary.

     (a) Each Convertible Debenture that bears or is required to bear the legend set forth in this Section 2.4(a) (a "Restricted Convertible Debenture") shall be subject to the restrictions on transfer provided in the legend set forth in this
Section 2.4(a), unless such restrictions on transfer shall be waived by the written consent of the Company, and the Holder of each Restricted Convertible Debenture, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 2.4(a) and in Section 2.4(b), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Convertible Debenture.

     Prior to the Transfer Restriction Termination Date, any certificate evidencing a Convertible Debenture shall bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee):

          THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),
          (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS

          ACQUIRING THE SECURITY REPRESENTED HEREBY IN AN OFFSHORE  TRANSACTION,
          (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY REPRESENTED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY REPRESENTED HEREBY OR, IF THIS SECURITY IS CONVERTIBLE INTO COMMON SHARES, THE COMMON SHARES ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT (A) TO WELLSFORD REAL PROPERTIES, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE UNDER THE INDENTURE (OR, IF THIS CERTIFICATE REPRESENTS COMMON SHARES, THE TRANSFER AGENT FOR THE COMMON SHARES), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY REPRESENTED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT),
          (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY REPRESENTED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY REPRESENTED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY REPRESENTED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE UNDER THE INDENTURE (OR, IF THIS CERTIFICATE REPRESENTS COMMON SHARES, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR WRP CONVERTIBLE TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT REPRESENT COMMON SHARES AND IF THE

          PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE UNDER THE INDENTURE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY REPRESENTED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THIS SECURITY IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE INDENTURE.

     Following the Transfer Restriction Termination Date, any Convertible Debenture or security issued in exchange or substitution therefor (other than (i) Convertible Debentures acquired by the Company or any Affiliate thereof since the issue date of the Convertible Preferred Securities and (ii) Common Shares issued upon the conversion or exchange of any Convertible Debenture described in clause (i) above) may upon surrender of such Convertible Debenture or security for exchange to the Registrar in accordance with the provisions of this Section 2.4, be exchanged for a new Convertible Debenture or Convertible Debentures or security or securities, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.4(a).

     (b) Any Convertible Debenture or Common Shares issued upon the conversion or exchange of a Convertible Debenture that, prior to the Transfer Restriction Termination Date, is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Convertible Debentures or Common Shares, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

     (c) Each Convertible Debenture shall be subject to the restrictions on transfer provided in this Section 2.4(c).

     (i) If a holder of a Convertible Debenture (the "Offeror") desires to sell, assign, transfer, encumber, or otherwise dispose of any of his Convertible Debentures, he shall give written notice to the Company of his desire to do so and of the price per debenture and other terms under which he proposes to dispose of his Convertible Debentures (the "Sales Notice"), which Sales Notice shall constitute an offer on the part of the Offeror to sell to the Company any such Convertible Debentures upon the terms and conditions set forth in such notice.

     (ii) Unless, within ten (10) Business Days after the giving of the Sales Notice by the Offeror pursuant to subparagraph (i) of this Section 2.4(c), the Company shall give written notice to the Offeror that the Company irrevocably commits to purchase the Convertible Debentures subject of the Sales Notice at the price and under the terms specified in the Sales Notice given by the Offeror, the Company shall be deemed to have rejected the offer of the Offeror to sell the Convertible Debentures subject of the Sales Notice and the Offeror shall be free without restriction under this Section 2.4(c) to sell the Convertible Debentures subject of the Sales Notice to any other Person, provided however, if the price per debenture is less than the price, or the other terms are more favorable than those, contained in the Sales Notice, the Offeror shall again offer to sell the Convertible Debentures in accordance with the provisions of subparagraph (i) of this Section 2.4(c) before it may complete any such sale and provided further, that the Convertible Debentures subject of the Sales Notice shall again be subject to the provisions of subparagraph (i) of this
Section 2.4(c) if within ninety (90) days after the giving of the Sales Notice, the Offeror shall not have completed the disposition of such Convertible Debentures.

     (iii) If the Company irrevocably commits to purchase the Convertible Debentures as contemplated by subparagraph (ii) of this Section 2.4(c), the closing of such purchase shall take place at the principal place of business of the Company at 10:00 A.M. (New York City time) on the third (3rd) day following the expiration of the ten (10) day period referred to in subparagraph (ii) of this Section 2.4(c), or if such day is not a Business Day, then the next day that is a Business Day.

     (iv) The provisions of this Section 2.4(c) shall not apply to one or more transfers of the Convertible Debentures by ERPLP to any Affiliate of ERPLP.

     (v) The Convertible Debentures are not transferable by the Trustee, except as specifically permitted pursuant to the terms of this Indenture.

     Section 2.5 Interest.

     (a) Each Convertible Debenture will bear interest at the rate of 8.25% per annum of the principal amount of $25.00 ($2.0625 per annum, $0.515625 per quarter), from and including May 5, 2000 (the "Issuance Date") to and including the Maturity Date (the rate of interest is hereinafter referred to as the "Coupon Rate"), until the principal thereof becomes due and payable, which interest will be payable in equal quarterly payments in arrears of $0.515625 per Convertible Debenture on the fifteenth day of January, April, July and October of each year (each, an "Interest Payment Date"), commencing on July 17, 2000, to the Person in whose name such Convertible Debenture is registered, at the close of business on the record date for such interest installment, which shall be the close of business on the fifteenth day prior to that Interest Payment Date. Each quarterly period ending on an Interest Payment Date is hereinafter referred to as an "Interest Period."

     (b) The amount of interest payable for the initial Interest Period and for any Interest Period shorter than a full Interest Period shall be prorated and be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Convertible Debentures is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (c) For any twelve quarterly interest periods during the term of the Convertible Debentures, whether or not consecutive, and whether or not the Company has available cash to pay interest, the Company shall have the right to pay the interest due on the Convertible Debentures by the issuance of additional Convertible Debentures, the number of which shall be determined by dividing the total amount of interest to be paid by the issuance of additional Convertible Debentures by $25.00. Any such additional Convertible Debentures issued pursuant to this Section 2.5(c) shall be governed by and subject to all of the terms and conditions of this Indenture. Notwithstanding any other provision hereof, no fractional interests in Convertible Debentures shall be issued in connection with the payment of any interest on Convertible Debentures in additional Convertible Debentures. Instead, any Holder of Outstanding Convertible Debentures having a fractional interest arising upon the payment of interest in additional Convertible Debentures shall, on the related Interest Payment Date, be paid an amount in cash equal to $25.00 times the fraction of a Convertible Debenture to which such Holder would otherwise be entitled.

     (d) If at any time the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as additional sums ("Additional Sums") such additional amounts as shall be required so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or other governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or other government charges been imposed so long as the Trust is the holder of the Convertible Debentures.

     Section 2.6 Authentication and Delivery of Convertible Debentures. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Convertible Debentures in the aggregate principal amount of $25,775,000 plus any additional Convertible Debentures issuable pursuant to Section 2.5(c) hereof and any additional Convertible Debentures issuable pursuant to the Preferred Securities Guarantee and the Common Securities Guarantee executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Convertible Debentures to or upon the written order of the Company, signed by both (i) the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any vice president and
(ii) its chief financial officer, chief accounting officer, treasurer or any assistant treasurer or its secretary or any assistant secretary, without any further action by the Company. In authenticating such Convertible Debentures and accepting the additional responsibilities under this Indenture in relation to such Convertible Debentures, the Trustee shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon:

     (a) a copy of any resolution or resolutions of the Board of Directors relating to the issuance of such Convertible Debentures, in each case certified by the secretary or an assistant secretary of the Company;

     (b) a supplemental indenture, if any;

     (c) an Opinion of Counsel, prepared in accordance with Section 14.5, which shall state that the Convertible Debentures have been duly authorized, and, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     Notwithstanding the provisions of the preceding paragraph, if the Convertible Debentures are not to be originally issued at one time, it shall not be necessary to deliver the resolution of the Board of Trustees and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Convertible Debenture if such documents are delivered at or prior to the time of authentication upon original issuance of the first Convertible Debentures to be issued. After the original issuance of the first Convertible Debenture to be issued, any separate request by the Company that the Trustee authenticate Convertible Debentures for original issuance will be deemed to be a certification by the Company that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Convertible Debentures.

     The Trustee shall have the right to decline to authenticate and deliver any Convertible Debentures under this Section if the Trustee is advised by counsel in good faith that the issuance of such Convertible Debentures would expose the Trustee to personal liability or is unlawful.

     Section 2.7 Execution of Convertible Debentures. The Convertible Debentures shall be signed on behalf of the Company by the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any vice president and attested by its chief financial officer, treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal. Such signatures may be the manual or facsimile signatures of such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Convertible Debentures. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Convertible Debenture that has been duly authenticated and delivered by the Trustee.

     In case any officer of the Company who shall have signed any of the Convertible Debentures shall cease to be such officer before the Convertible Debenture so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Convertible Debenture nevertheless may be authenticated and delivered or disposed of as though the person who signed such Convertible Debenture had not ceased to be such officer of the Company; and any Convertible Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Convertible Debenture, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

     Section 2.8 Certificate of Authentication. Only such Convertible Debentures as shall bear thereon a certificate of authentication substantially in the form attached hereto as a part of Exhibit A and executed by the Trustee by the manual signature of one of its authorized signatories shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Convertible Debenture executed by the Company shall be conclusive evidence that the Convertible Debenture so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

     Notwithstanding the foregoing, if any Convertible Debenture shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, the Company shall deliver such Convertible Debenture to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 14.5 and need not be accompanied by an Opinion of Counsel) stating that such Convertible Debenture has never been issued and sold by the Company, and for all purposes of this Indenture such Convertible Debenture shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     Section 2.9 Denomination and Date of Convertible Debentures; Payments of Interest. Convertible Debentures shall be issuable in denominations of $25.00 and any integral multiple thereof. The Convertible Debentures shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

     Each Convertible Debenture shall be dated the date of its authentication.

     The term "record date" as used with respect to any Interest Payment Date (except for payment of defaulted interest) shall mean the close of business on the fifteenth day preceding such Interest Payment Date, whether or not such record date is a Business Day.

     Any interest on any Convertible Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (called "defaulted interest" for purposes of this Section) shall remain due and payable but, solely with respect to the previously declared relevant record date, shall forthwith cease to be payable to the Holder on such relevant record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Company, at its election in each case, as provided in clause (1) or clause (2) below:

               (1) The  Company  may  elect  to make  payment  of any  defaulted interest to the persons in whose names any such Convertible Debentures (or their respective Predecessor Convertible Debentures) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Convertible Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Convertible Debentures which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such defaulted interest and the special record date thereof to be mailed, first class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Convertible Debentures shall be paid to the person in whose names such Convertible Debentures (or their respective predecessor Convertible Debentures) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2).

               (2) The Company may make payment of any defaulted interest on the Convertible Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Convertible Debenture delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Convertible Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Convertible Debenture.

     In the case of any  Convertible  Debenture  which is converted  into Common
Shares of the Company after any record date and on or prior to the next succeeding Interest Payment Date (other than any Convertible Debenture whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Convertible Debenture (or one or more Predecessor Convertible Debentures) is registered at the close of business on such record date. However, if a redemption date falls between a record date and the subsequent Interest Payment Date, the amount of such payment shall include accumulated and unpaid interest accrued to, but excluding, such redemption date. Except as otherwise expressly provided in the first two sentences of this paragraph, in the case of any Convertible Debenture which is converted, interest whose Stated Maturity is after the date of conversion of such Convertible Debenture shall not be payable.

     Section 2.10  Registration,  Transfer and Exchange.  The provisions of this
Section  2.10 shall be subject in their  entirety to the  provisions  of Section
2.4. The Company will cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.2 a register or registers (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and the registration of the transfer or exchange of the Convertible Debentures. The Trustee is hereby appointed and accepts the appointment as Registrar (the "Registrar") for purposes of registering, and registering transfers of, the Convertible Debentures.

     Upon surrender for registration of transfer of any Convertible Debenture at any such office or agency to be maintained for the purpose as provided in
Section 3.2, the Company shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Convertible Debenture or Convertible Debentures of a like tenor and containing the same terms (other than the principal amount thereof, if more than one Convertible Debenture is executed, authenticated and delivered in respect of any Convertible Debenture so presented, in which case the aggregate principal amount of the executed, authenticated and delivered Convertible Debentures shall equal the principal amount of the Convertible Debenture presented in respect thereof) and conditions.

     At  the  option  of  the  Holder  thereof,  Convertible  Debentures  may be exchanged for a Convertible Debenture or Convertible Debentures having authorized denominations and an equal aggregate principal amount, upon surrender of such Convertible Debentures to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Company shall so require, of the charge hereinafter provided. Whenever any Convertible Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Convertible Debentures which the Holder making the exchange is entitled to receive. All Convertible Debentures surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled by the Trustee and the Trustee will deliver a certificate of cancellation thereof to the Company.

     All Convertible Debentures issued upon any transfer or exchange of Convertible Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Convertible Debentures surrendered upon such transfer or exchange.

     Every Convertible Debenture presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to the Holder for any registration of transfer or exchange of Convertible Debentures, but the company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Convertible Debentures, other than exchanges pursuant to Sections 2.13, 8.5 or 11.5 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Convertible Debenture during a 15-day period prior to the day of mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Convertible Debenture so selected for redemption in whole or in part, except, in the case of any Convertible Debenture to be redeemed in part, the portion thereof not redeemed.

     Section 2.11 Mutilated,  Defaced,  Destroyed,  Lost and Stolen  Convertible

Debentures. In case any temporary or definitive Convertible Debenture shall become mutilated or defaced or be destroyed, lost or stolen, then, in the absence of notice to the Company or the Trustee that the Convertible Debenture has been acquired by a bona fide purchaser, the Company shall execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery a new Convertible Debenture of like tenor and principal amount and with the same terms and conditions, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Convertible Debenture or in lieu of and substitution for the Convertible Debenture so destroyed, lost or stolen. In every case the applicant for a substitute Convertible Debenture shall furnish to the Company and to the Trustee and to any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Convertible Debenture and of the ownership thereof and in the case of mutilation or defacement shall surrender the Convertible Debenture to the Trustee or such agent.

     Upon the issuance of any substitute Convertible Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Convertible Debenture which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Convertible Debenture, pay or authorize, the payment of the same (without surrender thereof except in the case of a mutilated or defaced Convertible Debenture); provided, however, that the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Convertible Debenture and of the ownership thereof.

     Every substitute Convertible Debenture issued pursuant to the provisions of this Section by virtue of the fact that any Convertible Debenture is destroyed, lost or stolen shall constitute a contractual obligation of the Company, and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Convertible Debentures duly authenticated and delivered hereunder. All Convertible Debentures shall be held upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Convertible Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.12 Cancellation of Convertible Debentures. All Convertible Debentures surrendered for payment, redemption, conversion, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Company or any agent of the Company or the Trustee, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Convertible Debentures shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Indenture. The Company may at any time deliver to the Trustee for cancellation any Convertible Debentures previously authenticated hereunder which the Company has not issued and sold and all Convertible Debentures so delivered shall be promptly canceled by the Trustee. If the Company shall acquire any of the Convertible Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Convertible Debentures unless and until the same are delivered to the Trustee for cancellation. All canceled Convertible Debentures shall be disposed of as directed by a Company Order or, in the absence of such Company Order, in accordance with the Trustee's customary practices. The Trustee shall provide a certificate of destruction to the Company with respect to all Convertible Debentures disposed of by the Trustee.

     Section 2.13 Temporary Convertible Debentures. Pending the preparation of definitive Convertible Debentures, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Convertible Debentures (printed, lithographed, typewritten or otherwise reproduced, in each case in form reasonably acceptable to the Trustee). Temporary Convertible Debentures shall be issuable in any authorized denomination, and substantially in the form of the definitive Convertible Debentures but with such omissions, insertions and variations as may be appropriate for temporary Convertible Debentures, all as may be determined by the Company with the reasonable concurrence of the Trustee. Temporary Convertible Debentures may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Convertible Debenture shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Convertible Debentures. Without unreasonable delay the Company shall execute and shall furnish definitive Convertible Debentures and thereupon temporary Convertible Debentures may be surrendered in exchange therefor without charge to the Holder at each office or agency to be maintained by the Company for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Convertible
Debentures  an  equal  aggregate  principal  amount  of  definitive  Convertible
Debentures of authorized denominations. Until so exchanged, the temporary Convertible Debentures shall be entitled to the same benefits under this Indenture as definitive Convertible Debentures.

                                   ARTICLE III

                            COVENANTS OF THE COMPANY

     Section 3.1 Payment of Principal and Interest. The Company covenants and agrees for the benefit of the Holders of the Convertible Debentures that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Convertible Debentures in accordance with the terms of such Convertible Debentures and of this Indenture. The interest on Convertible Debentures (together with any additional amounts payable pursuant to the terms of such Convertible Debentures) shall be payable only to the Holders thereof and at the option of the Company may be paid by wire transfer or by mailing checks for such interest payable to such Holders at their last addresses as they appear on the Security Register.

     Section 3.2 Offices for Payment, etc. So long as any of the Convertible Debentures remain outstanding, the Company will maintain the following: an office or agency in the Borough of Manhattan, City of New York (a) where the Convertible Debentures may be presented for payment, (b) where the Convertible Debentures may be presented for registration of transfer and for exchange as provided in this Indenture, and (c) where notices and demands may be served upon the Company in respect of the Convertible Debentures, or this Indenture.

     The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

     Section 3.3 Paying Agents. Whenever the Company is not the Paying Agent, it shall appoint a Paying Agent other than the Trustee with respect to the Convertible Debentures, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section:

               (a) that it will hold all sums received by it as such Paying Agent for the payment of the principal of or interest on the Convertible Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Convertible Debentures) in trust for the benefit of the Holders of the Convertible Debentures or of the Trustee, and upon the occurrence of an Event of Default and upon the written request of the Trustee, pay over all such sums received by it to the Trustee; and

               (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Convertible Debentures) to make any payment of the principal of or interest on the Convertible Debentures when the same shall be due and payable.

     The Company hereby appoints the Trustee as Paying Agent and the Trustee accepts such appointment as Paying Agent and agrees to hold all sums received by it as such Paying Agent for the payment of the principal of, or interest on, the Convertible Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Convertible Debentures) in trust for the benefit of the Holders of the Convertible Debentures.

     The Company will, on or prior to each due date of the principal of or interest on the Convertible Debentures, deposit in a timely manner with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

     If the Company shall act as its own Paying Agent with respect to the Convertible Debentures, it will, on or before each due date of the principal of or interest on the Convertible Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Convertible Debentures a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

     Section 3.4 Written Statement to Trustee. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate (which need not comply with Section 14.5) from the principal executive, financial or accounting officer of the Company as to his or her knowledge, after due inquiry, of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture), and if the Company shall not be in compliance, specifying all such defaults or non-compliance and the nature and status thereof.

     Section 3.5 Limitation on Dividends. If any Convertible Debentures are outstanding and (i) there shall have occurred any Event of Default or any event that, with the giving of notice or lapse of time or both, would constitute an Event of Default, or (ii) the Guarantor shall be in default with respect to its payment or other obligations pursuant to Section 5.1 of the Preferred Securities Guarantee or Section 2.1 of the Common Securities Guarantee, then the Company shall not (a) declare or pay any dividend on, make any distribution with respect to, or redeem, purchase or make a liquidation payment with respect to, any of its Capital Stock or (b) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior in interest to the Convertible Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Convertible Debentures (other than (i) as a result of a reclassification of the Capital Stock of the Company or the exchange or conversion of one class or series of the Capital Stock of the Company for another class or series of the Capital Stock of the Company, (ii) the purchase of fractional interests in shares of the Capital Stock of the Company pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted into or exchanged for such Capital Stock, (iii) dividends or distributions in Common Shares of the Company, (iv) any declaration of a dividend in connection with the implementation of a shareholders' rights plan, or the issuance of Capital Stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (v) payments under the Trust Securities Guarantees, (vi) purchases of Common Shares of the Company related to the issuance of Common Shares of the Company or rights under any of the Company's benefit plans for its directors, officers or employees and (vii) prior obligations under any dividend reinvestment and stock purchase plans to issue shares other than as a result of the payment of a dividend), in each case unless and until such default or Event of Default shall have been cured.

     Section 3.6 Covenants as to WRP Trust. For so long as the Trust Securities remain outstanding, the Company will (a) maintain 100% direct or indirect ownership of the Common Securities of WRP Trust, provided, however, that any permitted successor of the Company under this Indenture may succeed to the Company's ownership of the Common Securities, (b) use its best efforts to cause WRP Trust (i) to remain a statutory business trust, except in connection with the distribution of Convertible Debentures to the holders of Trust Securities in liquidation of WRP Trust, the redemption of all of the Trust Securities of WRP Trust, or certain mergers or consolidations, each as permitted by the Declaration, and (ii) to continue to be classified as a grantor trust for United States federal income tax purposes and (c) use its best efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Convertible Debentures.

     Section 3.7 Existence. Except as permitted by the Declaration and Article IX hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the Company's existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                                   ARTICLE IV

               HOLDERS OF CONVERTIBLE DEBENTURES LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

     Section 4.1 Company to Furnish Trustee Information as to Names and Addresses of Holders of Convertible Debentures. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Convertible Debentures:

               (i) semiannually and not more than 15 days after each record date for the payment of interest on such Convertible Debentures, as hereinabove specified, as of such record date, and

               (ii) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, such list to be as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Registrar, such list shall not be required to be furnished.

     Section  4.2   Preservation   and  Disclosure  of  Holders  of  Convertible
Debentures Lists.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Convertible Debentures contained in the most recent list furnished to it as provided in Section 4.1 or maintained by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

     (b) In case three or more Holders of Convertible Debentures or, if there are less than five Holders, the Holders of not less than a majority in aggregate principal amount of the Convertible Debentures (hereinafter referred to as
"applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Convertible Debenture for a period of at least 30 days preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Convertible Debentures (in which case the applicants must all hold
Convertible Debentures) or with Holders of all Convertible Debentures with respect to their rights under this Indenture or under such Convertible Debentures and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at is election, either

               (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

               (ii) inform such applicants as to the approximate number of Holders of Convertible Debentures or of all Convertible Debentures, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, as to the approximate cost of mailing to such Holders of Convertible Debentures the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Convertible Debentures or all Holders of Convertible Debentures, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Convertible Debentures or could be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of such order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Convertible Debentures with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of Convertible Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Convertible Debentures in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

     Section 4.3 Reports by the Company. The Company covenants:

               (a) to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions and any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, or if the Company is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission to the extent permitted, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

               (c) to transmit by mail to the Holders of Convertible Debentures in the manner and to the extent required by Sections 6.6 and 14.4, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents, and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE V

                     REMEDIES OF THE TRUSTEE AND HOLDERS OF
                   CONVERTIBLE DEBENTURES ON EVENT OF DEFAULT

     Section 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to the Convertible Debentures wherever used herein, means any one or more of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of any interest on the Convertible Debentures, in cash or by the issuance of additional Convertible Debentures pursuant to Section

          2.5(c) hereof (including any Additional Sums), or any additional amounts payable in respect of any Convertible Debentures when it becomes due and payable, and continuance of such default for a period of 30 days, without regard to the application of Section 2.9 hereof; or

               (b) default in the payment of the principal of, or premium, if any, on any Convertible Debentures as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise; or

               (c) default in the performance, or breach of any covenant or warranty of the Company contained in the Convertible Debentures or in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Convertible Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (d) the entry by a court having  jurisdiction  in the premises of
          (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

               (e) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of all or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

               (f) failure by the Company to convert Convertible Debentures into Common Shares of the Company upon an appropriate election by a holder of Trust Securities or a Holder of Convertible Debentures to convert such Trust Securities or Convertible Debentures, as the case may be, into such Common Shares (whether or not conversion or exchange is prohibited by the subordination provisions set forth herein); or

               (g) the WRP Trust shall have voluntarily or involuntarily dissolved, wound- up its business or otherwise terminated its existence except in connection with (i) the distribution of Convertible Debentures to holders of Trust Securities in liquidation of their interest in the WRP Trust upon the occurrence of a Special Event, as defined in the Declaration, or upon the occurrence of events as described in Section 3 of Annex I to the Declaration, (ii) the redemption of all of the outstanding Trust Securities of the WRP Trust, (iii) the conversion of all outstanding Convertible Preferred Securities into Common Shares of the Company or (iv) certain mergers or consolidations, each as permitted by the Declaration or Article IX hereof;

               (h) the Company shall have consummated a merger or consolidation in which the successor will be taxed as a partnership for federal income tax purposes;

               (i) the Company shall convert into, or otherwise be taxed as, a partnership for federal income tax purposes; or

               (j) all or substantially all of the assets of the Company have been transferred to an entity taxable as a partnership for federal income tax purposes (for purposes of this paragraph (j), the
          "partnership"), unless the Company is taxable as a REIT, is the managing general partner of the partnership, owns in excess of 90% of the partnership interests of the partnership, causes the partnership to issue debentures to the Company with the same rights and privileges as the Convertible Debentures, and the partnership has succeeded to substantially all of the assets of the Company and has taken the assets in exchange for a guarantee of the Convertible Debentures.

     If an Event of Default occurs and is continuing, then and in each and every such case, unless the principal of all Convertible Debentures shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the

Convertible Debentures then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the entire principal of, plus accrued and unpaid interest on, all the Convertible Debentures (including Additional Sums, if any) and any other amounts payable under this Indenture to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. These provisions, however, are subject to the condition that if at any time after the principal and other amounts due on the Convertible Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Convertible Debentures and the principal of any and all Convertible Debentures which shall have become due otherwise than by such acceleration (with interest upon such principal) or deposit in Dollars such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel and all other expenses and liabilities incurred, and all advances with interest made, by the Trustee, its agents, attorneys and counsel and if any and all defaults under this Indenture, other than the nonpayment of the principal and interest of Convertible Debentures which shall have become due by such acceleration, shall have been cured or waived as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of the Convertible Debentures then Outstanding, by written notice to the Company and to the Trustee for the Convertible Debentures, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     Section 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Company covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Convertible Debentures when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Convertible Debentures when the same shall have become due and payable, whether upon Maturity or upon any redemption or by declaration or otherwise, then upon demand of the Trustee for the Convertible Debentures, the Company will pay to the Trustee for the benefit of the Holders of the Convertible Debentures the whole amount that then shall have become due and payable on all Convertible Debentures for principal of or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Convertible Debentures); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

     Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Convertible Debentures to the persons entitled thereto, whether or not the principal of and interest on the Convertible Debentures are overdue.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee for the Convertible Debentures, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Convertible Debentures and collect in the manner provided by law out of the property of the Company or other obligor upon such Convertible Debentures, wherever situated, the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings relative to the Company or any other obligor upon the securities under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor under the Convertible Debentures, or to the property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Convertible Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Convertible Debentures, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, except as a result of negligence or bad faith) and of the Holders of Convertible Debentures allowed in any judicial proceedings relative to the Company or other obligor upon all Convertible Debentures, or to the property of the Company or such obligor, and

               (b) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders of Convertible Debentures and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Holders of Convertible Debentures to make payments to the Trustee for the Convertible Debentures, and, in the event that such Trustee shall consent to the making of payments directly to the Holders of Convertible Debentures, to pay to such Trustee such amounts as shall be sufficient to cover reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, such Trustee, each predecessor Trustee and their respective agents, attorneys and counsel and all other amounts due to such Trustee or any predecessor Trustee pursuant to Section 6.7, except as a result of Trustee's negligence or bad faith.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Convertible Debentures any plan of reorganization, arrangement, adjustment or composition affecting the Convertible Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of Convertible Debentures in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Convertible Debentures, may be enforced by the Trustee for the Convertible Debentures without the possession of any of the Convertible Debentures or the production thereof at any trial or other proceedings relative thereto, any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Convertible Debentures in respect of which such action was taken.

     In any proceedings brought by the Trustee for the Convertible Debentures (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Convertible Debentures in respect of which such action was taken, and it shall not be necessary to make any Holders of such Convertible Debentures parties to any such proceedings.

     Section 5.3 Application of Proceeds. Any moneys collected by the Trustee for the Convertible Debentures pursuant to this Article in respect of the Convertible Debentures shall be applied in the following order at the date or dates fixed by such Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Convertible Debentures in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Convertible Debentures in reduced principal amounts in exchange for the presented Convertible Debentures if only partially paid, or upon surrender thereof if fully paid:

               FIRST: To the payment of costs and expenses applicable in respect of which moneys have been collected, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee and their respective agents and attorneys and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.7, except as a result of Trustee's negligence or bad faith;

               SECOND: To the payment of the amounts then due and unpaid for interest on the Convertible Debentures for which principal is not yet due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Convertible Debentures for interest;

               THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Convertible Debentures for which principal is due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Convertible Debentures of principal and interest, respectively; and

               FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

     Section 5.4 Restoration of Rights on Abandonment of Proceedings. In case the Trustee for the Convertible Debentures or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to the determination in any such proceeding, the Company, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders of Convertible Debentures shall continue as though no such proceedings had been taken.

     Section 5.5 Limitations on Suits by Holders of Convertible Debentures. No Holder of any Convertible Debenture shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of any Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Convertible Debentures then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity, as it may require, against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 30 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee during such 30 day period by Holders of a majority in principal amount of the Convertible Debentures then Outstanding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Convertible Debenture with every other taker and Holder of a Convertible Debenture and the Trustee, that no one or more Holders of Convertible Debentures shall have any right in any manner whatever, by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Convertible Debentures, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Convertible Debentures.

     Section 5.6 Unconditional Right of Holders of Convertible Debentures to Institute Certain Suits. Notwithstanding any provision in this Indenture and any provision of any Convertible Debenture, the right of any Holder of any Convertible Debenture to receive payment of the principal of and (subject to Section 2.9) interest on such Convertible Debenture at the respective rates, in the respective amount on or after the respective due dates expressed in such Convertible Debenture, and to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     Section 5.7 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 2.11 and Section 5.5, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Convertible Debentures is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder of Convertible Debentures to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.5, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Convertible Debentures may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or the Holders of Convertible Debentures.

     Section 5.8 Control by Holders of Convertible Debentures. The Holders of a majority in aggregate principal amount of the Convertible Debentures at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Convertible Debentures by this Indenture; provided that such direction shall not be in conflict with any rule of law or the provisions of this Indenture; and provided further that the Trustee, being advised by counsel, shall have the right to decline to follow any such direction if the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearance specified in or pursuant to such direction would be unduly prejudicial to the interest of Holders of the Convertible Debentures not joining in the giving of said direction.

     Section 5.9 Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Convertible Debentures at the time Outstanding may on behalf of the Holders of all the Convertible Debentures waive any past default hereunder or its consequences, except a default:

               (a) in the payment of the principal of (or premium, if any) or any interest on any Convertible Debenture as and when the same shall become due by the terms of Convertible Debentures otherwise than by acceleration (unless such default has been cured and sums sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 5.1)), or

               (b) in respect of a covenant  or  provision  hereof  which  under
          Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Convertible Debenture affected;

provided, however, that if the Convertible Debentures are held by the WRP Trust or the Institutional Trustee of such Trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities of the WRP Trust shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holder of each Outstanding Convertible Debenture is required, such waiver shall not be effective until each holder of the Trust Securities of the WRP Trust shall have consented to such waiver.

     Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Section 5.10 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Convertible Debenture, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of Convertible Debentures or group of Holders of Convertible Debentures holding in the aggregate more than 10% in principal amount of the Outstanding
Convertible Debentures, or to any suit instituted by a Holder of Convertible Debentures for the enforcement of the payment of the principal of or interest on any Convertible Debenture on or after the due date expressed in such Convertible Debenture or any date fixed for redemption.

     Section 5.11 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 5.12 Unconditional Right of Holders to Receive Principal and Interest and to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Convertible Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest (including Additional Sums, if any) on such Convertible Debenture on the respective Stated Maturities expressed in such Convertible Debenture (or, in the case of redemption, on the redemption date) and to convert such Convertible Debenture in accordance with Article XI and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder. If the Institutional Trustee is the sole Holder of the Convertible Debentures, any holder of the Preferred Securities shall have the right to institute suit on behalf of the Trust for the enforcement of any such payment and right to convert. The Company may not amend the Indenture to remove the foregoing right to institute a suit directly against the Company without the prior written consent of the holders of all of the Preferred Securities. If the right to institute a suit directly against the Company is removed following the effectiveness of a registration statement in respect of the Convertible Debentures, the Trust may become subject to the reporting obligations under the Exchange Act. The Company shall have a right of set-off to the extent of any payments made by the Company to such holder in any such suit.


                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

     Section 6.1 Duties of the Trustee.

     (a) If an Event of Default has occurred and is continuing with respect to the Convertible Debentures, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) Except during the continuance of an Event of Default with respect to the Convertible Debentures:

               (i)  the  Trustee   need  perform  only  those  duties  that  are
          specifically set forth in this Indenture and no others; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming on their face to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 6.1;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.8.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 6.1.

     (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     Section 6.2 Rights of Trustee. Subject to Section 6.1 and the provisions of the Trust Indenture Act:

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

     (c) Subject to the provisions of Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or opinion of counsel.

     (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

     (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 6.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Convertible Debentures and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co- Registrar may do the same with like rights. However, the Trustee must comply with Sections
6.10 and 6.11.

     Section 6.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Convertible Debentures, it shall not be accountable for the Company's use of the proceeds from the Convertible Debentures and it shall not be responsible for any statement in the registration statement for the Common Shares of the Company into which the Convertible Debentures are convertible under the Securities Act or in the Indenture or the Convertible Debentures (other than its certificate of authentication).

     Section 6.5 Notice of Defaults. If a default occurs and is continuing with respect to any Convertible Debentures and if it is known to the Trustee through oral or written notice to a Responsible Officer, the Trustee shall give to each Holder of Convertible Debentures notice of the default within 30 days after such default occurs. Except in the case of a default described in Section 5.1(a) or
(b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of Holders of Convertible Debentures.

     Section 6.6 Reports by Trustee to Holders. Within 60 days after each December 31 beginning with the December 31 following the date of this Indenture, the Trustee shall mail to each Holder of Convertible Debentures and each other person specified in TIA Section 313(c) a brief report dated as of such December 31 that complies with TIA Section 313(a) to the extent required thereby. The Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Holders of Convertible Debentures shall be filed with the Commission and each securities exchange on which the Convertible Debentures are listed. The Company agrees promptly to notify the Trustee whenever the Convertible Debentures become listed on any securities exchange and of any delisting thereof.

     Section 6.7 Compensation and Indemnity. The Company agrees:

               (a) to pay to the  Trustee  from  time to time  in  Dollars  such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances with interest thereon incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

               (c) to indemnify the Trustee in Dollars for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent that any such loss, liability or expense may be attributable to its negligence or bad faith.

     As security for the  performance of the  obligations of the Company in this
Section 6.7, the Trustee shall have a lien prior to the Convertible Debentures on all money or property held or collected by the Trustee, except that held in trust to pay the principal of or interest, if any, on particular Convertible Debentures.

     "Trustee" for purposes of this Section 6.7 includes any predecessor Trustee, provided that the negligence or bad faith of any Trustee shall not be attributable to any other Trustee.

     The Company's payment obligations pursuant to this Section 6.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a default specified in Sections 5.1(d) and 5.1(e), such expenses are intended to constitute expenses of administration under bankruptcy law.

     Section 6.8 Replacement of Trustee. The Trustee may resign at any time with respect to Convertible Debentures by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 6.8. The Holders of a majority in aggregate principal amount of the Outstanding Convertible Debentures may remove the Trustee at any time by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

               (1) the Trustee fails to comply with Section 6.10;

               (2) the Trustee is adjudged bankrupt or insolvent;

               (3) a receiver or public officer takes charge of the Trustee or its property; or

               (4) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Convertible Debentures, the Company shall promptly appoint, by resolution of its Board of Trustees, a successor Trustee with respect to the Convertible Debentures.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to the Convertible Debentures. The successor Trustee shall mail a notice of its succession to Holders of Convertible Debentures so affected. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.7.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Convertible
Debentures at the time Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 6.10, any Holder of Convertible Debentures may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Section 6.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 6.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and Section 310(a)(5). The Trustee shall have combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

     Section 6.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE VII

                CONCERNING THE HOLDERS OF CONVERTIBLE DEBENTURES

     Section 7.1 Evidence of Action Taken by Holders of Convertible Debentures.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be given or taken by a specified percentage in principal amount of the Holders of Convertible Debentures may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders of Convertible Debentures in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

     (b) The ownership of such Convertible Debentures shall be proved by the Security Register.

     Section 7.2 Proof of Execution of Instruments. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Holder of Convertible Debentures or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

     Section 7.3 Holders to be Treated as Owners. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Convertible Debenture shall be registered upon the Security Register as the absolute owner of such Convertible Debenture (whether or not such Convertible Debenture shall be overdue and notwithstanding any notification of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.9) interest on such Convertible Debenture and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

     Section 7.4 Convertible Debentures Owned by Company Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Convertible Debentures have concurred in any direction, consent or waiver under this Indenture, Convertible Debentures which are owned by the Company or any other obligor on the Convertible Debentures with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Convertible Debentures with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination (it being understood that ERPLP and any affiliate of ERPLP shall not be deemed to be under common control with the Company), except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Convertible Debentures which the Trustee knows are so owned shall be so disregarded. Convertible Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Convertible Debentures and that the pledgee is not the Company or any other obligor upon the Convertible Debentures or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Convertible Debentures.

     Section 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Convertible Debentures, as the case may be, specified in this Indenture in connection with such action, any Holder of a Convertible Debenture the serial number of which is shown by the evidence to be included among the serial numbers of the Convertible Debentures the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Convertible Debenture. Except as aforesaid any such action taken by the Holder of any Convertible Debentures shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Convertible Debenture and of any Convertible Debentures issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Convertible Debenture. Any action taken by the Holders of the percentage in aggregate principal amount of the Convertible Debentures, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Convertible Debentures affected by such action.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

     Section 8.1 Supplemental Indentures Without Consent of Holders of Convertible Debentures. The Company, when authorized by a resolution of its Board of Directors, and the Trustee for the Convertible Debentures may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust

Indenture Act as in force at the date of the execution thereof), in form satisfactory to such Trustee, for one or more of the following purposes:

               (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Convertible Debentures any property or assets;

               (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article IX;

               (c) to add to the covenants of the Company further covenants, restrictions, conditions or provisions for the protection of the Holders of Convertible Debentures;

               (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable, and which shall not materially and adversely affect the interests of the Holders of the Convertible Debentures; or

               (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Convertible Debentures.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Convertible Debentures at the time Outstanding, notwithstanding any of the provisions of
Section 8.2.

     Section 8.2 Supplemental Indentures With Consent of Holders of Convertible Debentures. With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Convertible Debentures at the time Outstanding (voting as one class), the Company, when authorized by a resolution of its Board of Trustees, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Convertible Debentures; provided, however, that no such supplemental indenture shall (a) extend the Stated Maturity of any Convertible Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Convertible Debentures or in accordance with the terms thereof, or impair or affect the right of any Holder of Convertible Debentures to institute suit for payment thereof, or adversely affect the right to convert Convertible Debentures, or modify the subordination provisions of this Indenture in any manner adverse to the Holders of Convertible Debentures without the consent of the Holders of each Convertible Debenture so affected, or (b) reduce the aforesaid percentage of Convertible Debentures, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Convertible Debenture so affected; provided further, that no such supplemental indenture shall result in the realization of unrelated business income for the Holders of the Convertible Debentures without the consent of each Holder of Convertible Debentures.

     Upon the request of the Company, accompanied by a copy of a resolution of the Board of Trustees certified by the secretary or assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders of Convertible Debentures as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Company in the execution of such supplemental indenture or otherwise, in which case such Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     It shall not be necessary for the consent of the Holders of Convertible Debentures under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall give notice thereof to the Holders of then Outstanding Convertible Debentures, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 8.3 Effect of Supplemental Indenture. Every supplemental indenture executed pursuant to this Article VIII shall conform to the requirements of the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Convertible Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be a part of the terms and conditions of this Indenture for any and all purposes.

     Section 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article VIII complies with the applicable provisions of this Indenture.

     Section 8.5 Notation on Convertible Debentures in Respect of Supplemental Indentures. Convertible Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article VIII may bear, upon the direction of the Company, a notation in form satisfactory to the Trustee for the Convertible Debentures as to any matter provided for by such supplemental indenture. If the Company or the Trustee shall so determine, new Convertible Debentures so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Convertible Debentures then Outstanding.

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 9.1 Company May Consolidate, etc., on Certain Terms. The Company may sell, transfer, lease or otherwise convey all or substantially all of its assets on a consolidated basis to any Person, or consolidate or merge with or into, any other Person, provided that in any such case, (a) either (i) the Company shall be the continuing entity, or (ii) if the Company is not the continuing entity, the successor entity or Person which acquires by sale, transfer, lease or other conveyance all or substantially all of the assets of the Company, shall be a Person organized and validly existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest (including Additional Sums) on all of the Convertible Debentures according to their tenor, and the due and punctual performance and observance of all of the covenants, agreements and conditions of this Indenture to be performed or observed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or entity or Person, by amendment thereto, (b) immediately after such merger or consolidation, or such sale, transfer, lease or other conveyance, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, and (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the requirements of this Section have been complied with.

     Section 9.2 Successor or Substituted Person. In case of any such consolidation, merger, sale, transfer, or conveyance (but not in the case of any such lease), and following such an assumption by the successor person, such successor person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein, and the Company shall be discharged from all obligations and covenants under this Indenture and the Convertible Debentures and may be liquidated and dissolved. Such successor person may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Convertible Debentures issuable hereunder which theretofore shall not have been signed by the Company and be delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Convertible Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Convertible Debentures, which such successor person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Convertible Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Convertible Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Convertible Debentures had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, transfer, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Convertible Debentures thereafter to be issued as may be appropriate.

     Section 9.3 Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 14.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                    ARTICLE X

                    REDEMPTION OF THE CONVERTIBLE DEBENTURES

     Section 10.1 Tax Event Redemption.

     If a Tax Event (as defined in the Declaration) has occurred and is continuing and:

               (i) the Company has received a Redemption Tax Opinion (as defined in Annex I to the Declaration); or

               (ii) after receiving a Dissolution Tax Opinion (as defined in Annex I to the Declaration), the Regular Trustees shall have been informed by tax counsel rendering the Dissolution Tax Opinion that a No Recognition Opinion (as defined in Annex I to the Declaration) cannot be delivered to the Trust, then, notwithstanding Section 10.2(a) but subject to Section 10.2(b), the Company shall have the right, at its option, upon not less than 30 days nor more than 60 days notice to the Holders of the Convertible Debentures to redeem the Convertible Debentures, in whole or in part, for cash within 90 days following the occurrence of such Tax Event (the "90-Day Period") at a redemption price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption (the "Redemption Price"), provided that if at the time there is available to the Company or the Trust the opportunity to eliminate, within the 90-Day Period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure which has no adverse effect on the Company, the Trust or the Holders of the Trust Securities issued by the Trust ("Ministerial Action"), the Company shall pursue such Ministerial Action in lieu of redemption.

     Section 10.2 Optional Redemption by Company.

     (a) Subject to the provisions of Section 10.2(b) and to the provisions of this Article X generally, except as otherwise may be specified in Section 10.1 or elsewhere in this Indenture, the Company shall have the right to redeem the Convertible Debentures, in whole or in part, from time to time, on or after May 30, 2002. Any redemption pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice to the Holders of the Convertible Debentures, at a price equal to 100% of the principal amount of the Convertible Debentures (the "Optional Redemption Price") together with accrued and unpaid interest (including Additional Sums, if any) to, but excluding, the redemption date.

     If Convertible Debentures are redeemed on any January 15, April 15, July 15 or October 15, accrued and unpaid interest shall be payable to holders of record on the relevant record date.

     The Company may not redeem fewer than all of the Outstanding Convertible Debentures unless all accrued and unpaid interest has been paid on all Convertible Debentures for all quarterly interest payment periods terminating on or prior to the date of redemption.

     So long as the corresponding Trust Securities are outstanding, the proceeds from the redemption of the Convertible Debentures will be used to redeem the Trust Securities.

     If the Convertible  Debentures are only partially redeemed pursuant to this
Section 10.2, the Convertible Debentures will be redeemed pro rata. The Optional Redemption Price, together with any required interest payment, shall be paid in immediately available funds prior to 12:00 noon, New York City time, on the redemption date or at such earlier time as the Company determines provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price, together with any required interest payment, by 10:00 a.m., New York City time, on the date such amounts are to be paid. Partial redemptions must be in an amount not less than $25.00 principal amount of Convertible Debentures.

     If Convertible Debentures selected for partial redemption are converted in part before termination of the conversion right with respect to the portion of the Convertible Debentures so selected, the converted portion of the Convertible Debentures shall be deemed (so far as may be) to be the portion selected for redemption. Convertible Debentures (or portions thereof) which have been converted during a selection of Convertible Debentures to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one Convertible Debenture is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Convertible Debenture.

     If any Convertible Debenture called for redemption is converted into Common Shares of the Company, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Convertible Debenture shall (subject to any right of the Holder of such Convertible Debenture or any Predecessor Convertible Debenture to receive interest as provided in the last paragraph of Section 2.9) be paid to the Company upon the Company's request or, if then held by the Company, shall be discharged from such trust.

     (b) If (i) a holder of Convertible Preferred Securities desires to convert any of its Convertible Preferred Securities called for redemption into Common Shares (effectively by converting such holder's share of the related Convertible Debentures into Common Shares in accordance with the terms of the Indenture and the Declaration) but such conversion would cause any direct or indirect holder of Convertible Preferred Securities which is classified as a real estate investment trust ("REIT") under Section 856 of the Code ("Preferred Holder") to:
(A) own more than 5% of the total outstanding  voting securities of the Company,
(B) own more than 5% of the value of the total outstanding securities of the Company, (C) violate the requirements of Code Section 856(c)(4)(B), or (D) otherwise lose its status as a REIT under the Code (such Convertible Preferred Securities which upon conversion into Common Shares would result in a REIT owning


Common  Shares in a manner  described in subclause  (A), (B), (C) or (D) of this
Section 10.2(b)(i) are referred to herein as the "Unconvertible Shares" and an amount of Convertible Debentures equal to the aggregate liquidation amount of the Unconvertible Shares is referred to herein as, the "Unconvertible Debentures"), and (ii) any Preferred Holder has delivered to the Company, prior to the date on which the Company would otherwise have redeemed the Convertible Preferred Securities (the "Redemption Date"), a written notice signed by each holder of Convertible Preferred Securities who desires to convert any of such holder's Convertible Preferred Securities into Common Shares in accordance with the terms of the Indenture and the Declaration which written notice sets forth both the number of Convertible Preferred Securities that each such holder desires to convert and the number of such Convertible Preferred Securities of such holder that constitute Unconvertible Shares; then the Trust shall notify the Company and the Company shall: (x) convert such Holder's Convertible Debentures (other than the Unconvertible Debentures) for Common Shares in accordance with the terms of the Indenture and the Declaration, (y) pay each Holder of Convertible Debentures so converted in subsection (x) above and each Holder of Unconvertible Debentures an amount of cash equal to the amount of any accrued but unpaid interest owing on such Holder's Convertible Debentures so converted and such Holder's Unconvertible Debentures, and (z) pay each Holder of Unconvertible Debentures an amount of cash equal to the product of (A) the Closing Price of a Common Share on the trading date immediately prior to the Redemption Date, multiplied by (B) the maximum number of Common Shares into which the Unconvertible Debentures held by such Holder could have been converted in accordance with the terms of the Indenture and the Declaration on the trading date immediately prior to the Redemption Date. For purposes of clause (i) of this Section 10.2(b), a REIT shall be considered to own directly each of the securities of the Company that are owned by such REIT directly or indirectly. The Company shall reasonably and timely cooperate in furnishing the information necessary to apply the provisions of this Section 10.2(b) to a holder of Convertible Preferred Securities who requests such information in writing.

     (c) If mutually agreed on or after January 1, 2001 by the Company and any holder of Convertible Preferred Securities otherwise subject to Section 10.2(b), a conversion of Convertible Debentures having a principal amount equal to the liquidation amount of the Convertible Preferred Securities held by such holder (and such holder's related Convertible Preferred Securities) into Common Shares shall occur without regard to Section 10.2(b) provided the Company receives an opinion of counsel in a form which is reasonably acceptable to the Holders that the Company, or any successor thereto, qualifies as either a REIT under Section 856(a) of the Code or as a "taxable REIT subsidiary" of EQR (or any successor thereto) under Section 856(l) of the Code.

     (d) If a partial redemption of the Convertible Debentures would result in the delisting of the Convertible Preferred Securities issued by the Trust from any national securities exchange or other organization on which the Convertible Preferred Securities are then listed, the Company shall not be permitted to effect such partial redemption and may only redeem the Convertible Debentures in whole.

     (e) Notwithstanding anything in this Indenture to the contrary:

     (i) If (A) the Company enters into an agreement for a business combination with another entity, whether by merger or other reorganization, and the resulting or surviving entity (the "Survivor") wants to either (i) revoke a prior election to be a taxable REIT subsidiary ("TRS") under Section 856(l) of the Code, or (ii) desires to not become a TRS or a REIT in the future, and (B) following such business combination, on an as converted pro forma basis (without duplication), the aggregate outstanding Convertible Preferred Securities,
Convertible Debentures held in exchange for Convertible Preferred Securities, and Common Shares held by reason of converting any of the foregoing held by any Preferred Holder have an aggregate vote or value in excess of 5% of the total voting power or total value of the outstanding securities of the Survivor, then the Company shall give written notice of the foregoing (at least 45 days prior to consummating such business combination) to each Preferred Holder. If within thirty (30) days after receipt of such notice, such Preferred Holder fails to
(i) notify the Company in writing of its desire to not have the Convertible Debentures redeemed, (ii) furnish to the Company its written consent and election to revoke any prior TRS election jointly made by the Company (or any successor) and the Preferred Holder or its Affiliates, and (iii) waive in writing any future obligation of the Company (or any successor) to become a TRS or a REIT, then, immediately prior to and in connection with the consummation of the business combination described in subsection (e)(i)(A) above, the Company shall redeem all of the Unconvertible Debentures (as determined by such Preferred Holder with reference to Unconvertible Shares pursuant to Section 10.2(b)(ii) above) held by the WRP Trust or such Preferred Holder and its Affiliates (including prior to May 30, 2002) in the manner and in the amounts provided in Sections 10.2(b)(ii)(y) and (z) of the Indenture; provided, however, that if the amount of payment calculated in accordance with Section 10.2(b)(ii)(z) above with respect to the Unconvertible Debentures is less than the Optional Redemption Price with respect to the Unconvertible Debentures, in lieu of paying such amount calculated in accordance with Section 10.2(b)(ii)(z), the Company shall pay the Optional Redemption Price with respect to the Unconvertible Debentures. Upon consummation of the foregoing, any and all obligations of the Company to become or remain a TRS or a REIT or to deliver opinions to that effect shall be terminated. All other Convertible Debentures and related Convertible Preferred Securities shall remain outstanding unless the liquidation amount of such outstanding Convertible Preferred Securities is less than $10,000,000, in which event the Company shall redeem for cash all of such Convertible Debentures equal to the liquidation amount of the outstanding Convertible Preferred Securities in accordance with Section 10.2(a) above. For purposes of calculating the 5% limitation described above, the Company shall reasonably and timely cooperate in furnishing relevant information to a Preferred Holder that requests such information in writing. For purposes of this
Section 10.2(e), a Preferred Holder shall be considered to hold directly all securities it owns directly and indirectly.

     (ii) If the events described in subsection (e)(1)(A) above have occurred, the Company gives written notice thereof to each Preferred Holder, and the pro forma computation described in subsection (e)(1)(B) results in a Preferred Holder otherwise subject to Section 10.2(b) and its Affiliates owning 5% or less of both the total voting power (on an as converted basis) or total value of the outstanding securities of the Company, then the Convertible Debentures need not be redeemed and any and all obligations of the Company to become or remain a TRS or a REIT or to deliver opinions to that effect shall be terminated.

     (iii) If the Company desires to take any action that would violate the terms of Section 5.1(h), (i) or (j), then the Company can take such action provided the Company redeems all outstanding Common Securities, Convertible Debentures, Convertible Preferred Securities and any Common Shares acquired in conversion thereof, by paying to the respective holders thereof in cash an amount equal to (i) the Closing Price on the trading date immediately prior to the Redemption Date of each such Common Share acquired in the aforementioned conversion, and (ii) with respect to outstanding Convertible Debentures, Common Securities and Convertible Preferred Securities the greater of, without duplication (x) the Optional Redemption Price for all outstanding Convertible Debentures (together with any required interest payment under Section 10.2(a) above) plus the Redemption Price (as defined in the Declaration) for the Common Securities and Convertible Preferred Securities and (y) the Closing Price of the Common Shares into which such Convertible Debentures, Common Securities and Convertible Preferred Securities, without duplication, are convertible on the trading date immediately prior to the Redemption Date.

     Section 10.3 No Sinking Fund. The Convertible Debentures are not entitled to the benefit of any sinking fund or subject to any sinking fund.

     Section 10.4 Election to Redeem; Notice of Redemption; Partial Redemptions. The election of the Company to redeem any Convertible Debentures shall be evidenced by, or pursuant to, a resolution of the Board of Directors. Notice of redemption to the Holders of Convertible Debentures required to be redeemed or to be redeemed as a whole or in part at the option of the Company shall be given by giving notice of such redemption as provided in Section 15.4, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Convertible Debentures. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Neither the failure to give notice by mail, nor any defect in the notice so mailed to the Holder of any Convertible Debenture designated for redemption as a whole or in part shall affect the validity of the proceedings for such redemption.

     The notice of redemption to each such Holder shall specify the date fixed for redemption, the "CUSIP" number or numbers for such Convertible Debentures, the redemption price, the Place or Places of Payment, that payment will be made upon presentation and surrender of such Convertible Debentures, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue, the conversion rate or price, the date on which the right to convert the Convertible Debentures to be redeemed will terminate and the place or places where such Convertible Debentures may be surrendered for conversion. If less than all of the Convertible Debentures are to be redeemed, the notice of redemption shall specify the number of the Convertible Debentures to be redeemed. In case any Convertible Debenture is to be redeemed in part, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Convertible Debenture, a new Convertible Debenture or Convertible Debentures in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Convertible Debentures to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. If such notice is to be given by the Trustee, the Company shall provide notice of such redemption to the Trustee at least 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee). If such notice is given by the Company, the Company shall provide a copy of such notice given to the Holders of such redemption to the Trustee at least 2 days prior to the date such notice is given to such Holders, but in any event at least 30 days and not more than 60 days prior to the date fixed for redemption.

     Not later than the redemption date specified in the notice of redemption given as provided in this Section, the Company will have on deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 3.3) in funds available on such date an amount of money sufficient to redeem on the redemption date all the Convertible Debentures so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all of the Outstanding Convertible Debentures are to be redeemed at the election of the Company, the Company will deliver to the Trustee at least 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee) an Officers' Certificate stating the aggregate principal amount of Convertible Debentures to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Convertible Debentures shall relate, in the case of any Convertible Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Convertible Debenture which has been or is to be redeemed.

     Section 10.5 Payment of Convertible Debentures Called for Redemption. If notice of redemption has been given as above provided, the Convertible Debentures or portions of Convertible Debentures specified in such notice shall become due and payable on the date and at the place stated in such notice at the Redemption Price, and on and after said date (unless the Company shall default in the payment of such Convertible Debentures at the Redemption Price) interest on the Convertible Debentures or portions of Convertible Debentures so called for redemption shall cease to accrue, and, except as provided in Section 6.1, such Convertible Debentures shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Convertible Debentures except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Convertible Debentures at a Place of Payment specified in said notice, said Convertible Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that, payment of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holders of such Convertible Debentures registered as such on the relevant record date subject to the terms and provisions of Section 2.9 hereof.

     If any Convertible Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the Coupon Rate.

     Upon presentation of any Convertible Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Convertible Debenture or Convertible Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Convertible Debenture so presented.

     Section 10.6 Exclusion of Certain Convertible Debentures from Eligibility for Selection for Redemption. Convertible Debentures shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 30 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or
(b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (it being understood that ERPLP and any Affiliate of ERPLP shall not be deemed to be under common control with the Company).

     Section 10.7 Required Redemption. Upon the occurrence of the earlier of (i) an Event of Default (for purposes of this Section an Event of Default shall have the meaning given it in Section 4(j) of Annex I to the Declaration) or (ii) May 30, 2012, the holder of any Convertible Preferred Securities may, at its option, cause the Trust to redeem at any time all of the Convertible Preferred Securities held by such holder at the Redemption Price, payable in cash. In the event a holder of the Convertible Preferred Securities requires the Trust to redeem such Securities, then the Trust shall require the Company to redeem a like aggregate principal amount of Convertible Debentures from Holders of Convertible Debentures which aggregate principal amount shall equal the aggregate Redemption Price of such Convertible Preferred Securities so redeemed. Notwithstanding the provisions of this Section 10.7, provided an Event of Default has not occurred, the Regular Trustees shall have the right to extend the date during which a required redemption of Convertible Preferred Securities is not permitted for two separate additional five (5) year periods if the Coupon Rate is changed to the then market rate of preferred stock comparable to the Convertible Preferred Securities on the first day of each such additional five year period; provided, however, in no event shall the Coupon Rate be reduced. In the event that the Trust increases the Coupon Rate on the Convertible Preferred Securities in accordance with the preceding sentence, then the Company shall increase the Coupon Rate on the Convertible Debentures in a like percentage amount for a like period.

                                   ARTICLE XI

                      CONVERSION OF CONVERTIBLE DEBENTURES

     Section 11.1 Conversion Rights. Subject to and upon compliance with the provisions of this Article XI, the Convertible Debentures are convertible, at the option of the Holders, at any time through the close of business on the last Business Day prior to the Maturity Date (or, in the case of Convertible Debentures called for redemption, prior to the close of business on the Business Day prior to the corresponding redemption date) into fully paid and nonassessable Common Shares of the Company at an initial conversion rate of
2.2474 Common Shares for each $25.00 in principal amount of Convertible Debentures (equivalent to a conversion price of $11.124 per Common Share, subject to certain adjustments set forth in this Article XI (as so adjusted, the "Conversion Price")), subject to adjustment and reset as described in this
Article  XI.  Subject  to  the  following  sentence,  a  Holder  of  Convertible
Debentures may convert any portion of the principal amount of the Convertible Debentures into that number of fully paid and nonassessable Common Shares obtained by dividing the principal amount of the Convertible Debentures to be converted by such Conversion Price. All calculations under this Article XI shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

     Section 11.2 Conversion Procedures.

     (a) In order to convert all or a portion of the Convertible Debentures, the Holder thereof shall deliver to the Conversion Agent an irrevocable notice of conversion (the "Notice of Conversion") setting forth the principal amount of Convertible Debentures to be converted, together with the name or names, if other than the Holder, in which the Common Shares should be issued upon conversion and, surrender to the Conversion Agent the Convertible Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Convertible Preferred Securities may exercise its right under the Declaration to convert such Convertible Preferred Securities into Common Shares by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Convertible Preferred Securities for a portion of the Convertible Debentures held by the Trust (at an exchange rate of $25.00 principal amount of Convertible Debentures for each Convertible Preferred Security) and (ii) to immediately convert such Convertible Debentures, on behalf of such holder, into Common Shares of the Company pursuant to this Article XI and surrendering such Convertible Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Convertible Preferred Securities are outstanding, the Trust shall not convert any Convertible Debentures except pursuant to a Notice of Conversion delivered to the Conversion Agent by a holder of Convertible Preferred Securities.

     If a Notice of Conversion is delivered on or after the record date and prior to the subsequent Interest Payment Date, the Holder will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Convertible Debentures to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. However, if a redemption date falls between a record date and the subsequent Interest Payment Date, the Holder will be entitled to receive, on such Interest Payment Date, the interest accrued to, but excluding, the redemption date. Except as otherwise provided in the first and second sentences of this paragraph, in the case of any Convertible Debenture which is converted, interest the Stated Maturity of which is after the date of conversion of such Convertible Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Convertible Debentures being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Convertible Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full Common Shares issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

     (b) The Company's delivery upon conversion of the fixed number of Common Shares into which the Convertible Debentures are convertible (together with the cash payment, if any, in lieu of any fractional share and the interest payable pursuant to Section 11.2(a)) shall be deemed to satisfy the Company's obligation to pay the principal amount at

Maturity of the portion of Convertible Debentures so converted and any unpaid interest accrued on such Convertible Debentures at the time of such conversion.

     (c) The Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Convertible Debentures were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Convertible Debentures or the holder of the Convertible Preferred Securities so converted.

     (d) In the event of the conversion of any Convertible Debenture in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Convertible Debenture or Convertible Debentures in the aggregate principal amount equal to the unconverted portion thereof.

     (e) In effecting the conversion transactions described in this Section 11.2, the Conversion Agent is acting as agent of the holders of Convertible Preferred Securities (in the exchange of Convertible Preferred Securities for Convertible Debentures) and as agent of the Holders of Convertible Debentures (in the conversion of Convertible Debentures into Common Shares), as the case may be. The Conversion Agent is hereby authorized (i) to exchange Convertible Debentures held by the Trust from time to time for Convertible Preferred
Securities in connection with the conversion of such Convertible Preferred Securities in accordance with this Article XI and (ii) to convert all or a portion of the Convertible Debentures into Common Shares and thereupon to deliver such Common Shares in accordance with the provisions of this Article XI and to deliver to the Trust a new Convertible Debenture or Convertible Debentures for any resulting unconverted principal amount.

     Section 11.3 Conversion Price Adjustments. The Conversion Price shall be adjusted from time to time as follows:

     (a) In case the Company shall (1) pay or make a distribution in Common Shares to holders of the Common Shares, (2) reclassify the outstanding Common Shares into shares of some other class or series of shares, (3) subdivide the outstanding Common Shares into a greater number of Common Shares or (4) combine the outstanding Common Shares into a smaller number of Common Shares, the conversion rate immediately prior to such action shall be adjusted so that the Holder of any Convertible Debentures thereafter surrendered for conversion shall be entitled to receive the number of Common Shares which he would have owned immediately following such action had such Convertible Debentures been converted immediately prior thereto. An adjustment made pursuant to this Section 11.3(a) shall become effective immediately after the record date in the case of a distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     (b) In case the Company shall issue rights, options or warrants to all holders of the Common Shares entitling them to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price per share less than the current market price (as determined pursuant to Section 11.3(d)) of the Common Shares on such record date, or shall issue options in excess of the limitations set forth in Section 11.4 hereof, the number of Common Shares into which each Convertible Debenture shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of Common Shares into which such Convertible Debenture was convertible immediately prior to such record date by a fraction of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares offered (or into which the convertible securities so offered are convertible), and of which the denominator shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares which the aggregate offering price of the additional Common Shares offered (or into which the convertible securities so offered are convertible) would purchase at such current market price. Such adjustments shall become effective immediately after such record date for the determination of the holders of the Common Shares entitled to receive such distribution. For purposes of this subsection (b), the number of Common Shares at any time outstanding shall not include Common Shares purchased by the Company.

     (c) In case the  Company  shall  distribute  to all  holders  of the Common
Shares any class of shares of stock other than Common Shares, evidences of indebtedness or assets of the Company (other than cash distributions out of current or retained earnings), or shall distribute to all holders of the Common Shares rights or warrants to subscribe for securities (other than those referred to in Section 11.3(b)), then in each such case the number of Common Shares into which each Convertible Debenture shall be convertible shall be adjusted so that the same shall equal the number determined by multiplying the number of Common Shares into which such Convertible Debenture was convertible immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price (determined as provided in Section 11.3(d)) of the Common Shares on the record date mentioned below, and of which the denominator shall be such current market price of the Common Shares, less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive evidence of such fair market value) of the portion of the securities or assets so distributed or of such subscription rights or warrants applicable to one Common Share. Such adjustment shall become effective immediately after the record date for the determination of the holders of the Common Shares entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in Section 11.3(b)) ("Rights") pro rata to holders of the Common Shares, the Company may, in lieu of making any adjustment pursuant to this Section 11.3(c), make proper provision so that each holder of a Convertible Debenture who converts such security after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the Common Shares issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (1) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of Common Shares equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (2) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of Common Shares into which a Convertible Debenture so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

     (d) The current market price per share of the Common Shares on any date shall be deemed to be the average of the daily closing prices for 30 consecutive Trading Days commencing 45 Trading Days before the date in question. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange, or if the Common Shares are not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price of the Common Shares or, in case no reported sale takes place, the average of the closing bid and asked prices, on Nasdaq or any comparable system, or if the Common Shares are not quoted on Nasdaq or any comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

     (e) In any case in which this Section 11.3 shall require that an adjustment be made immediately following a record date, the Company may elect to defer (but only until five Business Days following the mailing of the notice described in
Section 11.2) issuing to the Holder of any Convertible Debenture converted after such record date the Common Shares and other shares of stock of the Company issuable upon such conversion over and above the Common Shares and other shares of stock of the Company issuable upon such conversion only on the basis of the conversion rate prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue appropriate evidence of the right to receive such shares.

     (f) No adjustment in the conversion rate shall be required until cumulative adjustments result in a change of 1% or more of the conversion price as in effect prior to the last adjustment of the conversion rate; provided, however, that any adjustment which by reason of this Section 11.3(f) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11.3 shall be made to the nearest cent ($.01) or the nearest one-hundredth (1/100th) of a share, as the case may be. No adjustment to the conversion rate shall be made for cash dividends.

     (g) In the  event  that,  as a result of an  adjustment  made  pursuant  to
Section 11.3, the Holder of any Convertible Debentures thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than Common Shares, thereafter the number of such other shares so receivable upon conversion of any Convertible Debenture shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in this Section 11.3.

     (h) The Company may make such increases in the conversion rate, in addition to any increases or decreases required by Sections 11.3(a), (b) and (c), as is considered to be advisable in order that any event treated for federal income tax purposes as a distribution of shares or share rights shall not be taxable to the recipients thereof.

     (i) Whenever the conversion rate is adjusted, the Company shall promptly mail to all Holders of record of Convertible Debentures a notice of the adjustment and shall cause to be prepared a certificate signed by a principal financial officer of the Company setting forth the adjusted conversion rate and a brief statement of the facts requiring such adjustment and the computation thereof; such certificate shall forthwith be filed with each transfer agent for the Convertible Debentures.

     (j) In the event that:

               (i)  the  Company   takes  any  action  which  would  require  an
          adjustment in the conversion rate,

               (ii) the Company consolidates or merges with, or transfers all or
          substantially   all  of  its  assets  to,  another   corporation   and
          shareholders of the Company must approve the transaction, or

               (iii) there is a dissolution, winding up or liquidation of the Company,

a Holder of Convertible Debentures may wish to convert some or all of such Convertible Debentures into Common Shares prior to the record date for, or the effective date of, the transaction so that he may receive the rights, warrants, securities or assets which a holder of Common Shares on that date may receive. Therefore, the Company shall mail to holders of Convertible Debentures a notice stating the proposed record or effective date of the transaction, as the case may be. The Company shall mail the notice at least ten days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (i), (ii) or (iii) of this
Section 11.3(j).

     (k) If any of the following shall occur, namely: (i) any reclassification or change of outstanding Common Shares issuable upon conversion of Convertible Debentures (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding Common Shares or (iii) any sale, transfer or lease of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale, transfer or lease, agree in writing that each Convertible Debenture shall be convertible into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale, transfer or lease by a holder of the number of Common Shares deliverable upon conversion of such Convertible Debentures immediately prior to such reclassification, change, consolidation, merger, sale, transfer or lease. Such writing shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 11. The foregoing, however, shall not in any way affect the right that a Holder of Convertible Debentures may otherwise have, pursuant to clause (2) of the last sentence of 11.3.(c) to receive Rights upon conversion of Convertible Debentures. If, in the case of any such reclassification, change, consolidation, merger, sale, transfer or lease, the shares of stock or other securities and property (including cash) receivable thereupon by a holder of the Common Shares includes shares of stock or beneficial interest or other securities and property of a corporation or other entity other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, sale, transfer or lease, then such other corporation or other entity shall agree in writing to additional provisions to protect the interests of the Holders of Convertible Debentures as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 11.3(k) shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

     No holder of Convertible Debentures will possess any preemptive rights to subscribe for or acquire any unissued shares of the Company (whether now or hereafter authorized) or securities of the Company convertible into or carrying a right to subscribe to or acquire shares of the Company.

     Section 11.4 So long as any Convertible Debentures are Outstanding, WRP shall not issue any options to purchase Common Shares of WRP ("Employee Stock Options") to officers, directors or employees of, or consultants to, WRP, whether pursuant to employee stock option or purchase plans of WRP or employment or consulting agreements or otherwise for an exercise price which is less than the Closing Price of such Common Shares on the date of grant. In the event the number of Common Shares subject to Employee Stock Options, excluding any Employee Stock Options which were issued in exchange for options to purchase shares of Wellsford Residential Property Trust, at any time exceeds, in the aggregate, 10% of the Common Shares of WRP outstanding at such time, all Employee Stock Options outstanding at such time in excess of such 10%, shall be deemed for purposes of Section 12.3(b) hereof to have an exercise price per share equal to 20% of the average Closing Price of a Common Share on each date of grant of Employee Stock Options exercisable for Common Shares in excess of such 10%.

     Section 11.5 Trustee Not Responsible for Determining Conversion Price or Adjustments. Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Convertible Debenture to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any securities or property, which may at any time be issued or delivered upon the conversion of any Convertible Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Shares of the Company or stock certificates or other securities or property upon the surrender of any Convertible Debenture for the purpose of conversion. All Convertible Debentures delivered for conversion shall be delivered to the Trustee to be canceled by or at the discretion of the Trustee, which shall dispose of the same as provided in
Section 2.12 of this Indenture.

     Section 11.6 Reservation of Common Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of Convertible Debentures, the full number of Common Shares of the Company then issuable upon the conversion of all Outstanding Convertible Debentures.

     Section 11.7 Payment of Certain Taxes upon Conversion. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of its Common Shares on conversion of Convertible Debentures pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of its Common Shares in a name other than that of the Holder of the Convertible Debenture or Convertible Debentures to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

     Section 11.8 Nonassessability. The Company covenants that all Common Shares which may be issued upon conversion of Convertible Debentures will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.

                                   ARTICLE XII

                     SUBORDINATION OF CONVERTIBLE DEBENTURES

     Section 12.1 Convertible Debentures Subordinate to Senior Indebtedness. The Company covenants and agrees, and each Holder of a Convertible Debenture, by the Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Convertible Debentures and the payment of the principal of (and premium, if any) and interest on each and all of the Convertible Debentures are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred. No provision of this Article shall prevent the occurrence of any default or Event of Default hereunder.

     Section 12.2 Payment Over of Proceeds upon Dissolution, Etc. In the event of (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property, (ii) any proceeding for the liquidation, dissolution or other winding up of the Company voluntarily or involuntarily, whether or not involving insolvency or bankruptcy proceedings, (iii) any assignment by the Company for the benefit of creditors or (iv) any other marshalling of assets of the Company, all amounts due upon all Senior Indebtedness of the Company (including any interest thereon accruing after the commencement of such proceedings) shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest on the Convertible Debentures; and any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which the Holders of the Convertible Debentures or the Trustee would be entitled to receive from the Company, except for the provisions of this Article, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, or by the Holders of the Convertible Debentures or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness (including any interest thereon accruing after the commencement of such proceedings) in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Convertible Debentures or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

     For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of Capital Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Convertible Debentures are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article IX of this Indenture shall not be deemed a dissolution, winding up, liquidation, reorganization, readjustment, composition, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article IX of this Indenture.

     Section 12.3 Prior Payment to Senior Indebtedness upon Acceleration of Convertible Debentures. In the event that any Convertible Debentures are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts then due on or in respect of all Senior Indebtedness or provision shall be made for such payment in cash, before the Holders of the Convertible Debentures are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Convertible Debentures) by the Company on account of the principal of (or premium, if any) or interest on the Convertible Debentures or on account of the purchase or other acquisition of Convertible Debentures.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Convertible Debenture prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any payment with respect to which Section 12.2 would be applicable.

     Section 12.4 No Payment When Senior Indebtedness in Default. In the event and during the continuation of any default by the Company in the payment of principal, premium, if any, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, beyond any applicable grace period with respect thereto, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default, then, in any such case, no payment shall be made by the Company with respect to the principal (including redemption payments, if any) of, premium, if any, or interest on the Convertible Debentures until such default is cured or waived or ceases to exist or any such acceleration or demand for payment has been rescinded.

     Section 12.5 Payment Permitted in Certain Situations. Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Debentures shall prevent (a) the Company, at any time except during the pendency of any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary, or any bankruptcy, insolvency, receivership or other proceedings of the Company referred to in Section 12.2 or under the conditions described in Section 12.3 or 12.4, from making payments at any time of principal of or premium, if any, or interest on the Convertible Debentures, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, or premium, if any, or interest on the Convertible Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

     Section 12.6 Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of Convertible Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Convertible Debentures are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Convertible Debentures shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of Convertible Debentures or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to or for the benefit of the holders of Senior Indebtedness by Holders of Convertible Debentures or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Convertible Debentures, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

     Section 12.7 Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of Convertible Debentures on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Convertible Debentures, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of Convertible Debentures the principal of (and premium, if any) and interest on the Convertible Debentures as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of Convertible Debentures and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Convertible Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     Section 12.8 Trustee to Effectuate Subordination. Each Holder of a Convertible Debenture by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

     Section 12.9 No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Convertible Debentures, without incurring responsibility to the Holders of Convertible Debentures and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of Convertible Debentures to the holders of Senior Indebtedness do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

     Section 12.10 Notice to Trustee. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Convertible Debentures pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Convertible Debentures pursuant to the provisions of this Article, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.2 of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall have not received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Convertible Debentures), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 6.2 of this Indenture, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 12.11 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.2 of this
Indenture, and the Holders of Convertible Debentures shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Convertible Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     Section 12.12 Trustee Not Fiduciary for Holders of Senior Indebtedness. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. Except with respect to Section 12.4, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Convertible Debentures or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

     Section 12.13 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article XII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7 of this Indenture.

     Section 12.14 Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 12.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     Section 12.15 Certain Conversions Deemed Payment. For purposes of this Article only, (a) the issuance and delivery of junior securities (or cash paid in lieu of fractional shares) upon conversion or redemption of Convertible Debentures in accordance with Article XI shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Convertible Debentures or on account of the purchase or other acquisition of Convertible Debentures, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities and cash paid in lieu of fractional shares) upon conversion or redemption of a Convertible Debenture shall be deemed to constitute payment on account of the principal of such Convertible Debenture. For the purposes of this Section, the term "junior securities" means (i) shares of any Capital Stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Convertible Debentures are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Debentures is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Convertible Debentures, the right, which is absolute and unconditional, of the Holder of any Convertible Debenture to convert such Convertible Debenture in accordance with Article XI.

     Section 12.16 Further Subrogation. The Company shall be subrogated to all (if any) rights of the Trust and any holder of beneficial interests in the assets of the Trust against the Trustee in respect of any breach by the Trustee of any of its obligations under this Indenture.

                                  ARTICLE XIII

                                    EXPENSES

     Section 13.1 Payment of Expenses. In connection with the offering, sale and issuance of the Convertible Debentures to the Institutional Trustee and in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Convertible Debentures, shall:

               (a) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the fees and expenses of the Institutional Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets);

               (b) pay all costs and expenses related to the enforcement by the Institutional Trustee of the rights of the holders of the Trust Securities;

               (c) be primarily liable for any indemnification obligations arising with respect to the Declaration; and

               (d) pay any and all taxes (other than United States income and withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

     Section 13.2 Payment Upon Resignation or Removal. Upon termination of this Indenture or the removal or resignation of the Trustee pursuant to Section 6.8 of this Indenture, the Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Institutional Trustee, as the case may be, pursuant to Section 5.6 of the Declaration, the Company shall pay to the Delaware Trustee or the Institutional Trustee, and their respective counsel, as the case may be, all amounts accrued to the date of such termination, removal or resignation.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     Section 14.1 Incorporators, Shareholders, Officers and

Directors of Company Exempt from Individual Liability. No recourse under or upon any obligations, covenant or agreement contained in this Indenture, in any Convertible Debenture, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future shareholder, officer or director, as such, of the Company or of any predecessor or successor thereof, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Convertible Debentures by the Holders thereof and as part of the consideration of the issue of the Convertible Debentures.

     Section 14.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Convertible Debentures. Nothing in this Indenture or in the Convertible Debentures, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any Paying Agent and their successors hereunder, the holders of Senior Indebtedness, the holders of Convertible Preferred Securities (to the extent provided herein) and the Holders of the Convertible Debentures any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Convertible Debentures.

     Section 14.3 Right to Assign; Successors and Assigns Bound by Indenture. The Company shall have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company, other than an entity which will be taxed as a partnership for federal income tax purposes; provided that, in the event of any such assignment, the Company shall remain liable for all of its obligations under this Indenture. Subject to the foregoing, this Indenture will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligations of the parties under this Indenture may not otherwise be assigned by such parties.

     All the covenants, stipulations, promises and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns, whether so expressed or not.

     Section 14.4 Notices and Demands on Company, Trustee and Holders of Convertible Debentures. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Convertible Debentures to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to Wellsford Real Properties, Inc., 535 Madison Avenue, 26th Floor, New York, New York 10022, Attention: Jeffrey H.

Lynford. Any notice, direction, request or demand by the Company or any Holder of Convertible Debentures to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

     Where  this  Indenture  provides  for  notice  to  Holders  of  Convertible
Debentures of any event such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Holders as their names and addresses appear in the Security Register within the time prescribed. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, shall affect the sufficiency of such notice, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Holders of Convertible Debentures when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably acceptable to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 14.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

     Section 14.6 Payments Due on Saturdays, Sundays and Holidays. Except as otherwise provided in Section 2.5, if the date of Maturity of interest on or principal of the Convertible Debentures or the date fixed for redemption or repayment of any such Convertible Debenture shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day; provided that if such next succeeding Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date of Maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     Section 14.7 Conflict of Any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required by the Trust Indenture Act, such required provision shall control.

     Section 14.8 Delaware Law to Govern. THIS INDENTURE AND THE CONVERTIBLE DEBENTURES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF DELAWARE, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

     Section 14.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     Section 14.10 Effect of Headings; Gender. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. The use of the masculine, feminine or neuter gender herein shall not limit in any way the applicability of any term or provision hereof.

     Section 14.11 Acceptable Counsel. In each instance herein which states that legal counsel needs to be acceptable to a party (or similar language to that affect), the law firm of Robinson Silverman Pearce Aronsohn & Berman LLP shall be deemed to be acceptable legal counsel.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.

                 WELLSFORD REAL PROPERTIES, INC.


                 By:   /s/ Edward Lowenthal
                       ----------------------------------
                       Name: Edward Lowenthal
                       Title: President


                 WILMINGTON TRUST COMPANY,
                 as Trustee

                 By:   /s/ Jennifer Matz
                       ----------------------------------
                       Name: Jennifer Matz
                       Title: Assistant Vice President

No. 1                                                               $ 25,775,000

                      WELLSFORD REAL PROPERTIES, INC.
                 8.25% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE

     PRIOR TO THE TRANSFER RESTRICTION TERMINATION DATE, ANY CERTIFICATE EVIDENCING A CONVERTIBLE DEBENTURE SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE COMPANY (WITH WRITTEN NOTICE THEREOF TO THE TRUSTEE): THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR, IF THIS SECURITY IS CONVERTIBLE INTO COMMON SHARES, THE COMMON SHARES ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT (A) TO WELLSFORD REAL PROPERTIES, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE UNDER THE INDENTURE (OR, IF THIS CERTIFICATE EVIDENCES COMMON SHARES, THE TRANSFER AGENT FOR THE COMMON SHARES), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF
RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE UNDER THE INDENTURE (OR, IF THIS CERTIFICATE EVIDENCES COMMON SHARES, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR WRP CONVERTIBLE TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE
PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE COMMON SHARES AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE UNDER THE INDENTURE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE
EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THIS SECURITY IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE INDENTURE.

     Wellsford Real Properties, Inc., a Maryland corporation (the "Company", which term includes any successor corporation or other entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to, Wilmington Trust Company, as Institutional Trustee (the "Institutional Trustee") for WRP Convertible Trust I or registered assigns, the principal sum of Twenty-Five Million Seven Hundred Seventy Five Thousand Dollars ($25,775,000) and to pay interest on said principal sum from May 5, 2000 (the "Issuance Date"), or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly in arrears by payment of $0.515625 per Convertible Debenture on the fifteenth day of January, April July and October (each such date, an "Interest Payment Date") of each year commencing July 17, 2000, at the rate of 8.25% per annum ($2.0625 per annum, $0.515625 per quarter) from and including the Issuance Date to and including the Maturity Date, until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. Each quarterly period ending on an Interest Payment Date is hereafter referred to as an "Interest Period." The amount of interest payable for the initial Interest Period and for any Interest Period shorter than a full Interest Period shall be prorated and shall be computed on the basis of a 360-day year of twelve 30-day months. For any twelve quarterly interest periods during the term of the Convertible Debentures, whether or not consecutive, and whether or not the Company has available cash with which to pay interest, the Company shall have the right to pay the interest due on the Convertible Debentures by the issuance of additional Convertible Debentures, the number of which shall be determined by dividing the total amount of interest to be paid by the issuance of additional Convertible Debentures by $25.00. In the event that any date on which interest is payable on this Convertible Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Convertible Debenture (or one or more Predecessor Convertible Debentures, as defined in said Indenture) is registered on the record date for such interest installment, which shall be the close of business on the fifteenth day prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Convertible Debenture (or one or more Predecessor Convertible Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Convertible Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Convertible Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Convertible
Debenture is the Institutional Trustee, the payment of the principal of (and premium, if any) and interest on this Convertible Debenture will be made at such place and to such account as may be designated by the Institutional Trustee.

     The indebtedness evidenced by this Convertible Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Convertible Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Convertible Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     This Convertible Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Convertible Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used but not defined herein shall have the meaning given them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

WELLSFORD REAL PROPERTIES, INC.

By: /s/ Edward Lowenthal
    -----------------------------------------
     Name: Edward Lowenthal
     Title: President


Attest:

By: /s/ James J. Burns
    -----------------------------------------
      Name: James J. Burns
      Title: Senior Vice President


                        CERTIFICATE OF AUTHENTICATION

This is one of the Convertible Debentures described in the within-mentioned Indenture.

Dated: May 5, 2000
WILMINGTON TRUST COMPANY,           By:
as Trustee                              ----------------------------------------
                                        Authorized Signatory

                          FORM OF REVERSE OF DEBENTURE

     This Convertible Debenture is one of the 8.25% Convertible Junior Subordinated Debentures (herein referred to as the "Convertible Debentures"), issued or to be issued under and pursuant to an Indenture dated as of May 5, 2000, duly executed and delivered between the Company and Wilmington Trust Company, as Trustee (the "Trustee") (the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Convertible Debentures. The Convertible Debentures are limited in aggregate principal amount as specified in the Indenture.

     Because of the occurrence and continuation of a Tax Event, in certain circumstances, this Convertible Debenture may be redeemed prior to maturity at the principal amount specified on the face hereof together with any interest accrued thereon (the "Redemption Price"). The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or at such earlier time as the Company determines. The Company shall have the right to redeem this Convertible Debenture at the option of the Company, upon not less than 30 nor more than 60 days notice, without premium or penalty, in whole or in part at any time on or after May 30, 2002 (an "Optional Redemption") at a price equal to 100% of the principal amount of the Convertible Debentures (the "Optional Redemption Price") together with accrued and unpaid interest (including Additional Sums, if any) to, but excluding, the redemption date. The Holder of this Convertible Debenture also has the right to require that this Convertible Debenture be redeemed pursuant to the terms of the Indenture.

     If Convertible Debentures are redeemed on any January 15, April 15, July 15 or October 15, accrued and unpaid interest shall be payable to holders of record on the relevant record date.

     So long as the corresponding Trust Securities are outstanding, the proceeds from the redemption of any of the Convertible Debentures will be used to redeem Trust Securities.

     If the Convertible Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Convertible Debentures will be redeemed pro rata.

     In the event of redemption of this Convertible Debenture in part only, a new Convertible Debenture or Convertible Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Convertible Debentures and the interest accrued thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority of the aggregate principal amount of the Convertible Debentures at the time Outstanding, evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Convertible Debentures; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Convertible Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon redemption thereof, or impair or affect the right of any
Holder to institute suit for the payment thereof, without the consent of the Holder of each Convertible Debenture so affected, or (ii) reduce the aforesaid percentage of Convertible Debentures, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Convertible Debenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Convertible Debentures, prior to any declaration accelerating the maturity of such Convertible Debentures, the Holders of a majority in aggregate principal amount Outstanding of the Convertible Debentures (or, in the case of certain defaults or Events of Default, all of the Convertible Debentures), may on behalf of the Holders of all the Convertible Debentures waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Convertible Debentures. Any such consent or waiver by the Holder of this Convertible Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Convertible Debenture and any Convertible Debenture which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Convertible Debenture or such other Convertible Debenture.

     No reference herein to the Indenture and no provision of this Convertible Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Convertible Debenture at the time and place and at the rate and in the money herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Convertible Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Convertible Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Convertible Debentures of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Convertible Debenture, the Company, the Trustee, any paying agent and the Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Convertible Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Convertible Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, shareholder, officer or director, trustee, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Holder of any Convertible Debenture has the right, exercisable at any time through the close of business (New York City time) on the last Business Day prior to the Maturity Date (or, in the case of a Convertible Debenture called for redemption, prior to the close of business on the Business Day prior to the corresponding redemption date), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $25.00) into Common Shares of the Company at the initial conversion rate of 2.2474 Common Shares for each Convertible Debenture (equivalent to a Conversion Price of $11.124 per Common Share), subject to adjustment under certain circumstances.

     To convert a Convertible Debenture, a Holder must (a) complete and sign a conversion notice substantially in the form attached hereto, (b) surrender the Convertible Debenture to a Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Conversion Agent and (d) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Convertible Debenture for conversion on or after the record date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Convertible Debenture on such record date. In such event, such Convertible Debenture, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Convertible Debenture is determined by dividing the principal amount of the Convertible Debenture converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Convertible Debenture shall be reduced by the portion of the principal amount thereof converted into Common Shares.

     The Convertible Debentures are issuable only in registered form without coupons in denominations of $25.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Convertible Debentures are exchangeable for a like aggregate principal amount of Convertible Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

     THE INDENTURE AND THE CONVERTIBLE DEBENTURES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF DELAWARE, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

     This Indenture is subject to the Election to Convert and Assignment forms annexed hereto and made a part hereof.

                               ELECTION TO CONVERT

To: Wellsford Real Properties, Inc.

     The undersigned owner of this Convertible Debenture hereby irrevocably exercises the option to convert this Convertible Debenture, or the portion below designated, into Common Shares of WELLSFORD REAL PROPERTIES, INC. in accordance with the terms of the Indenture referred to in this Convertible Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:    _______________, ____

          Conversion in whole _____ in part _____

          Portion of  Convertible  Debenture  to be converted  (if  applicable):
          ($25.00 or integral multiples thereof): $_________________

          Please indicate in the spaces below the name(s) in which the _________________________ Common Shares are to be issued, if such name(s) is other than the undersigned, along with the address(es) of such person(s).

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          Signature (for conversion only)

          Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number

          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------

                                   ASSIGNMENT

     For value received__________________________ hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please insert social security or other taxpayer identification number of assignee) the within Convertible Debenture and hereby irrevocably constitutes and appoints _____________________________ attorney-in-fact to transfer the said Convertible Debenture on the books of the Company, with full power of substitution in the premises.

     In connection with any transfer of the within Convertible Debenture occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such Convertible Debenture is being transferred:

          / / To Wellsford Real Properties, Inc. or a subsidiary thereof; or

          / / Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

          / / To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

          / / Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

          / / Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

          / / Pursuant to an effective registration statement;

          / / To ERPOLP; or

          / / To a taxable REIT subsidiary of Equity Residential Properties Trust or any successor thereto.

and unless the box below is checked, the undersigned confirms that such Convertible Debenture is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

          / / The transferee is an Affiliate of the Company.

Dated:
      ----------------                      ------------------------------------

                                            ------------------------------------
                                            Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Convertible Debenture in every particular without alteration or enlargement or any change whatever.